Exhibit 99.1 Investor Day May 9, 2019 Agriculture Division of DowDuPont Insert Risk ClassificationExhibit 99.1 Investor Day May 9, 2019 Agriculture Division of DowDuPont Insert Risk Classification

Safe Harbor Regarding Forward-Looking Statements Forward-Looking Statements This communication contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. In this context, forward-looking statements often address expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “see,” “will,” “would,” “target,” and similar expressions and variations or negatives of these words. Forward-looking statements by their nature address matters that are, to varying degrees, uncertain, including the intended separation, of DowDuPont’s agriculture and specialty products businesses in one or more tax-efficient transactions on anticipated terms (the “Intended Business Separations”). Forward-looking statements are not guarantees of future performance and are based on certain assumptions and expectations of future events which may not be realized. Forward-looking statements also involve risks and uncertainties, many of which are beyond the Company’s control. Some of the important factors that could cause the Company’s, DowDuPont’s or DuPont’s actual results, including DowDuPont’s agriculture business (either directly or as conducted by and through DuPont) to differ materially from those projected in any such forward-looking statements include, but are not limited to: (i) costs to achieve and achieving the successful integration of the respective agriculture, materials science and specialty products businesses of DowDuPont (either directly or as conducted by and through DuPont), anticipated tax treatment, unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, productivity actions, economic performance, indebtedness, financial condition, losses, future prospects, business and management strategies for the management, expansion and growth of the combined operations; (ii) costs to achieve and achievement of the anticipated synergies by the combined agriculture, materials science and specialty products businesses; (iii) risks associated with the Intended Business Separations, including conditions which could delay, prevent or otherwise adversely affect the proposed transactions, associated costs, disruptions in the financial markets or other potential barriers; (iv) disruptions or business uncertainty, including from the Intended Business Separations, could adversely impact DowDuPont’s business, including DowDuPont’s businesses (either directly or as conducted by and through DuPont), or financial performance and its ability to retain and hire key personnel; (v) uncertainty as to the long-term value of the Company’s or DowDuPont common stock; and (vi) risks to the Company’s or DowDuPont’s (including DowDuPont’s agriculture business either directly or as conducted by and through DuPont), and DuPont’s business, operations and results of operations from: the availability of and fluctuations in the cost of feedstocks and energy; balance of supply and demand and the impact of balance on prices; failure to develop and market new products and optimally manage product life cycles; ability, cost and impact on business operations, including the supply chain, of responding to changes in market acceptance, rules, regulations and policies and failure to respond to such changes; outcome of significant litigation, environmental matters and other commitments and contingencies; failure to appropriately manage process safety and product stewardship issues; global economic and capital market conditions, including the continued availability of capital and financing, as well as inflation, interest and currency exchange rates; changes in political conditions, including trade disputes and retaliatory actions; business or supply disruptions; security threats, such as acts of sabotage, terrorism or war, natural disasters and weather events and patterns which could result in a significant operational event for the Company, adversely impact demand or production; ability to discover, develop and protect new technologies and to protect and enforce the Company’s, DowDuPont’s or DuPont’s intellectual property rights; failure to effectively manage acquisitions, divestitures, alliances, joint ventures and other portfolio changes; unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism or outbreak of war or hostilities, as well as management’s response to any of the aforementioned factors. The Company does not provide forward-looking U.S. GAAP financial measures or a reconciliation of forward-looking non-GAAP financial measures to the most comparable U.S. GAAP financial measures on a forward-looking basis because the Company is unable to predict with reasonable certainty the ultimate outcome of pending litigation, unusual gains and losses, foreign currency exchange gains or losses and potential future asset impairments, as well as discrete taxable events, without unreasonable effort. These items are uncertain, depend on various factors, and could have a material impact on U.S. GAAP results for the guidance period. These risks are and will be more fully discussed in the current, quarterly and annual reports and preliminary registration statement on Form 10 filed with the U. S. Securities and Exchange Commission by DowDuPont, DuPont or the Company, as applicable. While the list of factors presented here is considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on the Company’s, DowDuPont’s (including DowDuPont’s agriculture business, either directly or indirectly as conducted by and through DuPont), or DuPont’s consolidated financial condition, results of operations, credit rating or liquidity. None of the Company’s, DowDuPont or DuPont assumes any obligation to publicly provide revisions or updates to any forward-looking statements whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws. A detailed discussion of some of the significant risks and uncertainties which may cause results and events to differ materially from such forward-looking statements is included in the section titled “Risk Factors” (Part I, Item 1A) of the 2018 annual report on Form 10-K of each of DowDuPont and DuPont and the preliminary registration statement on Form 10 of the Company. Additionally, this presentation includes certain objectives and targets that are forward-looking and subject to significant business, economic, regulatory and competitive uncertainties and contingencies, many of which are beyond our control, and are based upon assumptions with respect to future decisions, which are subject to change. Actual results will vary and those variations may be material. Nothing in this presentation should be regarded as a representation by any person that these objectives will be achieved and we undertake no duty to update this information, except as otherwise required by securities and other applicable laws Agriculture Division of DowDuPont 2Safe Harbor Regarding Forward-Looking Statements Forward-Looking Statements This communication contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. In this context, forward-looking statements often address expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “see,” “will,” “would,” “target,” and similar expressions and variations or negatives of these words. Forward-looking statements by their nature address matters that are, to varying degrees, uncertain, including the intended separation, of DowDuPont’s agriculture and specialty products businesses in one or more tax-efficient transactions on anticipated terms (the “Intended Business Separations”). Forward-looking statements are not guarantees of future performance and are based on certain assumptions and expectations of future events which may not be realized. Forward-looking statements also involve risks and uncertainties, many of which are beyond the Company’s control. Some of the important factors that could cause the Company’s, DowDuPont’s or DuPont’s actual results, including DowDuPont’s agriculture business (either directly or as conducted by and through DuPont) to differ materially from those projected in any such forward-looking statements include, but are not limited to: (i) costs to achieve and achieving the successful integration of the respective agriculture, materials science and specialty products businesses of DowDuPont (either directly or as conducted by and through DuPont), anticipated tax treatment, unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, productivity actions, economic performance, indebtedness, financial condition, losses, future prospects, business and management strategies for the management, expansion and growth of the combined operations; (ii) costs to achieve and achievement of the anticipated synergies by the combined agriculture, materials science and specialty products businesses; (iii) risks associated with the Intended Business Separations, including conditions which could delay, prevent or otherwise adversely affect the proposed transactions, associated costs, disruptions in the financial markets or other potential barriers; (iv) disruptions or business uncertainty, including from the Intended Business Separations, could adversely impact DowDuPont’s business, including DowDuPont’s businesses (either directly or as conducted by and through DuPont), or financial performance and its ability to retain and hire key personnel; (v) uncertainty as to the long-term value of the Company’s or DowDuPont common stock; and (vi) risks to the Company’s or DowDuPont’s (including DowDuPont’s agriculture business either directly or as conducted by and through DuPont), and DuPont’s business, operations and results of operations from: the availability of and fluctuations in the cost of feedstocks and energy; balance of supply and demand and the impact of balance on prices; failure to develop and market new products and optimally manage product life cycles; ability, cost and impact on business operations, including the supply chain, of responding to changes in market acceptance, rules, regulations and policies and failure to respond to such changes; outcome of significant litigation, environmental matters and other commitments and contingencies; failure to appropriately manage process safety and product stewardship issues; global economic and capital market conditions, including the continued availability of capital and financing, as well as inflation, interest and currency exchange rates; changes in political conditions, including trade disputes and retaliatory actions; business or supply disruptions; security threats, such as acts of sabotage, terrorism or war, natural disasters and weather events and patterns which could result in a significant operational event for the Company, adversely impact demand or production; ability to discover, develop and protect new technologies and to protect and enforce the Company’s, DowDuPont’s or DuPont’s intellectual property rights; failure to effectively manage acquisitions, divestitures, alliances, joint ventures and other portfolio changes; unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism or outbreak of war or hostilities, as well as management’s response to any of the aforementioned factors. The Company does not provide forward-looking U.S. GAAP financial measures or a reconciliation of forward-looking non-GAAP financial measures to the most comparable U.S. GAAP financial measures on a forward-looking basis because the Company is unable to predict with reasonable certainty the ultimate outcome of pending litigation, unusual gains and losses, foreign currency exchange gains or losses and potential future asset impairments, as well as discrete taxable events, without unreasonable effort. These items are uncertain, depend on various factors, and could have a material impact on U.S. GAAP results for the guidance period. These risks are and will be more fully discussed in the current, quarterly and annual reports and preliminary registration statement on Form 10 filed with the U. S. Securities and Exchange Commission by DowDuPont, DuPont or the Company, as applicable. While the list of factors presented here is considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on the Company’s, DowDuPont’s (including DowDuPont’s agriculture business, either directly or indirectly as conducted by and through DuPont), or DuPont’s consolidated financial condition, results of operations, credit rating or liquidity. None of the Company’s, DowDuPont or DuPont assumes any obligation to publicly provide revisions or updates to any forward-looking statements whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws. A detailed discussion of some of the significant risks and uncertainties which may cause results and events to differ materially from such forward-looking statements is included in the section titled “Risk Factors” (Part I, Item 1A) of the 2018 annual report on Form 10-K of each of DowDuPont and DuPont and the preliminary registration statement on Form 10 of the Company. Additionally, this presentation includes certain objectives and targets that are forward-looking and subject to significant business, economic, regulatory and competitive uncertainties and contingencies, many of which are beyond our control, and are based upon assumptions with respect to future decisions, which are subject to change. Actual results will vary and those variations may be material. Nothing in this presentation should be regarded as a representation by any person that these objectives will be achieved and we undertake no duty to update this information, except as otherwise required by securities and other applicable laws Agriculture Division of DowDuPont 2

A Reminder About Non-GAAP Statements and Pro Forma Financial Information These risks are and will be more fully discussed in the current, quarterly and annual reports and preliminary registration statement on Form 10 filed with the U. S. Securities and Exchange Commission by DowDuPont, DuPont or the Company, as applicable. W hile the list of factors presented here is considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on the Company’s, DowDuPont’s (including DowDuPont’s agriculture business, either directly or indirectly as conducted by and through DuPont), Dow’s or DuPont’s consolidated financial condition, results of operations, credit rating or liquidity. None of the Company’s, DowDuPont or DuPont assumes any obligation to publicly provide revisions or updates to any forward-looking statements whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws. A detailed discussion of some of the significant risks and uncertainties which may cause results and events to differ materially from such forward-looking statements is included in the section titled “Risk Factors” (Part I, Item 1A) of the 2017 annual report on Form 10-K of each of DowDuPont and DuPont and the preliminary registration statement on Form 10 of the Company. Additionally, this presentation includes certain objectives and targets that are forward-looking and subject to significant business, economic, regulatory and competitive uncertainties and contingencies, many of which are beyond our control, and are based upon assumptions with respect to future decisions, which are subject to change. Actual results will vary and those variations may be material. Nothing in this presentation should be regarded as a representation by any person that these objectives will be achieved and we undertake no duty to update this information, except as otherwise required by securities and other applicable laws. DowDuPont Unaudited Pro Forma Financial Information This presentation contains pro forma segment operating EBITDA of the DowDuPont Agriculture Division. This unaudited pro forma financial information is based on the historical consolidated financial statements of both Dow and DuPont and was prepared to illustrate the effects of the Merger, assuming the Merger had been consummated on January 1, 2016. For all periods presented prior to the three months ended December 31, 2017, adjustments have been made, (1) for the preliminary purchase accounting impact, (2) for accounting policy alignment, (3) to eliminate the effect of events that are directly attributable to the Merger Agreement (e.g., one-time transaction costs), (4) to eliminate the impact of transactions between Dow and DuPont, and (5) to eliminate the effect of divestitures agreed to with certain regulatory agencies as a condition of approval for the Merger. The unaudited pro forma financial information was based on and should be read in conjunction with the separate historical financial statements and accompanying notes contained in each of the DowDuPont, Dow and DuPont Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K for the applicable periods and the historical financial statements and accompanying notes filed as exhibits to, and incorporated by reference into, Corteva’s preliminary Form 10 registration statement. The pro forma financial statements were prepared in accordance with Article 11 of Regulation S-X, are for informational purposes only and are not necessarily indicative of what DowDuPont's results of operations actually would have been had the Merger been completed as of January 1, 2016, nor are they indicative of the future operating results of DowDuPont. For further information on the unaudited pro forma financial information, please refer to DowDuPont's Current Report on Form 8-K dated October 26, 2017 and the preliminary registration statement on Form 10 of Corteva filed on October 18, 2018. Corteva Unaudited Pro Forma Financial Information In order to provide the most meaningful comparison of results of operations and results by segment, supplemental unaudited pro forma financial information has been included in the following presentation. The following presentation presents the pro forma results of Corteva, after giving effect to events that are (1) directly attributable to the Merger, the divestiture of Historical DuPont’s specialty products and materials science businesses, the receipt of Dow AgroSciences, debt retirement transactions related to paying off or retiring portions of Historical DuPont’s existing debt liabilities, and the separation and distribution to DowDuPont stockholders of all the outstanding shares of Corteva common stock; (2) factually supportable and (3) with respect to the pro forma statements of income, expected to have a continuing impact on the consolidated results. Refer to Corteva’s preliminary Form 10 registration statement (and subsequent amendments thereto), which can be found on the investors section of the DowDuPont website, for further details on the above transactions. The pro forma financial statements were prepared in accordance with Article 11 of Regulation S-X, and are presented for informational purposes only, and do not purport to represent what the results of operations would have been had the above actually occurred on the dates indicated, nor do they purport to project the results of operations for any future period or as of any future date. Regulation G This presentation includes information that does not conform to U.S. GAAP and are considered non-GAAP measures. These measures include organic sales, Corteva operating EBITDA, Corteva segment operating EBITDA, operating EBITDA margin, and Corteva operating tax rate. DowDuPont and Corteva's management believes that these non-GAAP measures best reflect the ongoing performance of the Company during the periods presented and provide more relevant and meaningful information to investors as they provide insight with respect to ongoing operating results of the Company and a more useful comparison of year-over-year results. These non-GAAP measures supplement the Company's U.S. GAAP disclosures and should not be viewed as an alternative to U.S. GAAP measures of performance. Furthermore, such non-GAAP measures may not be consistent with similar measures provided or used by other companies. This data should be read in conjunction with the Company’s preliminary registration statement on Form 10 filing (and subsequent amendments thereto). A reconciliation between these non-GAAP measures to GAAP are included with this presentation. Corteva does not provide forward-looking U.S. GAAP financial measures or a reconciliation of forward-looking non- GAAP financial measures to the most comparable U.S. GAAP financial measures on a forward-looking basis because the company is unable to predict with reasonable certainty the ultimate outcome of pending litigation, unusual gains and losses, foreign currency exchange gains or losses and potential future asset impairments, as well as discrete taxable events, without unreasonable effort. These items are uncertain, depend on various factors, and could have a material impact on U.S. GAAP results for the guidance period. Organic sales is defined as price and volume and excludes currency and portfolio impacts. Corteva operating EBITDA is defined as pro forma earnings (i.e., pro forma income from continuing operations before income taxes) before interest, depreciation, amortization, non-operating costs, net and foreign exchange gains (losses), excluding the impact of adjusted significant items. Non-operating costs, net consists of non-operating pension and other post-employment benefit (OPEB) costs, environmental remediation and legal costs associated with legacy businesses and sites of Historical DuPont. Corteva Segment Operating EBITDA is defined as Corteva Pro forma Operating EBITDA excluding corporate expenses. Operating EBITDA margin is defined as pro forma Operating EBITDA as a percentage of pro forma net sales. Operating tax rate is defined as the effective tax rate excluding the impacts of foreign exchange gains (losses), non-operating costs, merger-related step up, and significant items. Agriculture Division of DowDuPont 3A Reminder About Non-GAAP Statements and Pro Forma Financial Information These risks are and will be more fully discussed in the current, quarterly and annual reports and preliminary registration statement on Form 10 filed with the U. S. Securities and Exchange Commission by DowDuPont, DuPont or the Company, as applicable. W hile the list of factors presented here is considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on the Company’s, DowDuPont’s (including DowDuPont’s agriculture business, either directly or indirectly as conducted by and through DuPont), Dow’s or DuPont’s consolidated financial condition, results of operations, credit rating or liquidity. None of the Company’s, DowDuPont or DuPont assumes any obligation to publicly provide revisions or updates to any forward-looking statements whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws. A detailed discussion of some of the significant risks and uncertainties which may cause results and events to differ materially from such forward-looking statements is included in the section titled “Risk Factors” (Part I, Item 1A) of the 2017 annual report on Form 10-K of each of DowDuPont and DuPont and the preliminary registration statement on Form 10 of the Company. Additionally, this presentation includes certain objectives and targets that are forward-looking and subject to significant business, economic, regulatory and competitive uncertainties and contingencies, many of which are beyond our control, and are based upon assumptions with respect to future decisions, which are subject to change. Actual results will vary and those variations may be material. Nothing in this presentation should be regarded as a representation by any person that these objectives will be achieved and we undertake no duty to update this information, except as otherwise required by securities and other applicable laws. DowDuPont Unaudited Pro Forma Financial Information This presentation contains pro forma segment operating EBITDA of the DowDuPont Agriculture Division. This unaudited pro forma financial information is based on the historical consolidated financial statements of both Dow and DuPont and was prepared to illustrate the effects of the Merger, assuming the Merger had been consummated on January 1, 2016. For all periods presented prior to the three months ended December 31, 2017, adjustments have been made, (1) for the preliminary purchase accounting impact, (2) for accounting policy alignment, (3) to eliminate the effect of events that are directly attributable to the Merger Agreement (e.g., one-time transaction costs), (4) to eliminate the impact of transactions between Dow and DuPont, and (5) to eliminate the effect of divestitures agreed to with certain regulatory agencies as a condition of approval for the Merger. The unaudited pro forma financial information was based on and should be read in conjunction with the separate historical financial statements and accompanying notes contained in each of the DowDuPont, Dow and DuPont Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K for the applicable periods and the historical financial statements and accompanying notes filed as exhibits to, and incorporated by reference into, Corteva’s preliminary Form 10 registration statement. The pro forma financial statements were prepared in accordance with Article 11 of Regulation S-X, are for informational purposes only and are not necessarily indicative of what DowDuPont's results of operations actually would have been had the Merger been completed as of January 1, 2016, nor are they indicative of the future operating results of DowDuPont. For further information on the unaudited pro forma financial information, please refer to DowDuPont's Current Report on Form 8-K dated October 26, 2017 and the preliminary registration statement on Form 10 of Corteva filed on October 18, 2018. Corteva Unaudited Pro Forma Financial Information In order to provide the most meaningful comparison of results of operations and results by segment, supplemental unaudited pro forma financial information has been included in the following presentation. The following presentation presents the pro forma results of Corteva, after giving effect to events that are (1) directly attributable to the Merger, the divestiture of Historical DuPont’s specialty products and materials science businesses, the receipt of Dow AgroSciences, debt retirement transactions related to paying off or retiring portions of Historical DuPont’s existing debt liabilities, and the separation and distribution to DowDuPont stockholders of all the outstanding shares of Corteva common stock; (2) factually supportable and (3) with respect to the pro forma statements of income, expected to have a continuing impact on the consolidated results. Refer to Corteva’s preliminary Form 10 registration statement (and subsequent amendments thereto), which can be found on the investors section of the DowDuPont website, for further details on the above transactions. The pro forma financial statements were prepared in accordance with Article 11 of Regulation S-X, and are presented for informational purposes only, and do not purport to represent what the results of operations would have been had the above actually occurred on the dates indicated, nor do they purport to project the results of operations for any future period or as of any future date. Regulation G This presentation includes information that does not conform to U.S. GAAP and are considered non-GAAP measures. These measures include organic sales, Corteva operating EBITDA, Corteva segment operating EBITDA, operating EBITDA margin, and Corteva operating tax rate. DowDuPont and Corteva's management believes that these non-GAAP measures best reflect the ongoing performance of the Company during the periods presented and provide more relevant and meaningful information to investors as they provide insight with respect to ongoing operating results of the Company and a more useful comparison of year-over-year results. These non-GAAP measures supplement the Company's U.S. GAAP disclosures and should not be viewed as an alternative to U.S. GAAP measures of performance. Furthermore, such non-GAAP measures may not be consistent with similar measures provided or used by other companies. This data should be read in conjunction with the Company’s preliminary registration statement on Form 10 filing (and subsequent amendments thereto). A reconciliation between these non-GAAP measures to GAAP are included with this presentation. Corteva does not provide forward-looking U.S. GAAP financial measures or a reconciliation of forward-looking non- GAAP financial measures to the most comparable U.S. GAAP financial measures on a forward-looking basis because the company is unable to predict with reasonable certainty the ultimate outcome of pending litigation, unusual gains and losses, foreign currency exchange gains or losses and potential future asset impairments, as well as discrete taxable events, without unreasonable effort. These items are uncertain, depend on various factors, and could have a material impact on U.S. GAAP results for the guidance period. Organic sales is defined as price and volume and excludes currency and portfolio impacts. Corteva operating EBITDA is defined as pro forma earnings (i.e., pro forma income from continuing operations before income taxes) before interest, depreciation, amortization, non-operating costs, net and foreign exchange gains (losses), excluding the impact of adjusted significant items. Non-operating costs, net consists of non-operating pension and other post-employment benefit (OPEB) costs, environmental remediation and legal costs associated with legacy businesses and sites of Historical DuPont. Corteva Segment Operating EBITDA is defined as Corteva Pro forma Operating EBITDA excluding corporate expenses. Operating EBITDA margin is defined as pro forma Operating EBITDA as a percentage of pro forma net sales. Operating tax rate is defined as the effective tax rate excluding the impacts of foreign exchange gains (losses), non-operating costs, merger-related step up, and significant items. Agriculture Division of DowDuPont 3

Company and Industry Overview
Jim Collins, Chief Executive Officer-Elect

Financial Overview
Greg Friedman, Chief Financial Officer-Elect

Regional Overview
Tim Glenn, Executive Vice President, Chief Commercial Officer
Judd O'Connor, President, U.S. Commercial Business

Business Platform Overview
Rajan Gajaria, Executive Vice President, Business Platforms
Sid Gorham, President, Digital Business Platform

IT/ERP Update
Debra King, Senior Vice President, Chief Information Officer

R&D Overview
Neal Gutterson, Senior Vice President, Chief Technology Officer

CORTEVA agriscience
Agriculture Division of DowDuPont
4

Company & Industry Update Jim Collins, Chief Executive Officer-ElectCompany & Industry Update Jim Collins, Chief Executive Officer-Elect

Corteva Agriscience™ Values Enrich Lives We commit to enhancing lives and the land Stand Tall We are leaders and act boldly Build Together We grow by working together Be Curious Our Purpose We innovate relentlessly Be Upstanding To enrich the lives of We always do what’s right those who produce and those who consume, Live Safely ensuring progress for We embrace safety and the environment in generations to come all we do Agriculture Division of DowDuPont 6Corteva Agriscience™ Values Enrich Lives We commit to enhancing lives and the land Stand Tall We are leaders and act boldly Build Together We grow by working together Be Curious Our Purpose We innovate relentlessly Be Upstanding To enrich the lives of We always do what’s right those who produce and those who consume, Live Safely ensuring progress for We embrace safety and the environment in generations to come all we do Agriculture Division of DowDuPont 6

Corteva Agriscience™ Global Scale and Market Presence


$7.4B
$2.8B
$1.3B
$2.8B

- HQ: Wilmington, DE
- Business Centers in IA & IN
- Regional Sales Centers

$14.3B
Global Net Sales (1)

$2.7B
Global Operating EBITDA (1)

Our Company

21,000+ Colleagues	**140+** Countries
150+ R&D Facilities	**12,000+** Granted Patents
100+ Production & Mfg. Facilities	**65+** Active Ingredients
100+ Crops	**8,000+** Sales Force(2)

10 million+
Customers

CORTEVA agriscience
Agriculture Division of DowDuPont

We provide the right mix of seeds, crop protection, and digital solutions to maximize yield and improve profitability, ensuring an abundant food supply for a growing global population

(1) Net sales and operating EBITDA are stated on a 2018 DowDuPont Agriculture Division basis; (2) Commercial employees plus commissioned agents and promoters

CORTEVA agriscience
Agriculture Division of DowDuPont
7

Creating a Pure-Play, U.S.-Based, Agriculture Company

DuPont + Dow → CORTEVA agriscience

Portfolio

DuPont


Crop Protection ~30%
Seeds ~70%

- Leading germplasm
- Digital portfolio
- Fungicide portfolio

Dow


Crop Protection ~80%
Seeds & Traits ~20%

- Germplasm diversification
- Herbicide and insecticide portfolio

Corteva


Crop Protection ~44%
Seeds & Traits ~56%

- **Complete solution for farmers**
  - ***Best-in-class germplasm + traits + CP + digital***

Route-to-Market

DuPont
- Direct route-to-market
- Global presence

Dow
- Retail route-to-market
- Distributor relationships

Corteva
- **Comprehensive go-to-market** strategy
- Cross-sell enablement (seed, CP, digital)

Innovation

DuPont
- A leader in CP discovery and trait introgression
- Strong CP launch process
- Seed pre-commercial product testing approach

Dow
- A leader in CP and trait discovery
- Strong CP offering with favorable environmental profiles
- Soybean trait portfolio

Corteva
- **Compelling pipeline**
- Strong presence in major markets
- **Path to trait independence**
- Outstanding product launch process
- Better data analytics and customer insights

Leadership + Culture

DuPont
- Customer focus
- Deep industry expertise

Dow
- Operational excellence
- Leadership development

Corteva
- **Customer-centric**, disciplined culture
- **World class leadership**
- Board with **strong Ag experience**

Note: Portfolio split for DuPont and Dow calculated using Phillips McDougall 2016 report. Portfolio split for Corteva based on the DWDP Agriculture division 2018 sales

CORTEVA agriscience Agriculture Division of DowDuPont 8

Delivering Financial Results Against Current Market Backdrop



Pro Forma Division Net Sales
$14.1B
$14.3B
$14.3B
$14.3B
2016
2017
2018
2019E



Pro Forma Division Operating EBITDA(1)
$2.3B
$2.6B
$2.7B
$2.8B
2016
2017
2018
2019E

2019 Full Year Indications

- Expected organic net sales growth of 1-2%, offset by currency headwind; as reported net sales ~flat
- Loss from North America brand rationalization less than expected and stronger than expected cross-sell results
- Timing shifts between first quarter 2019 and fourth quarter 2018 due to early safrinha season
- Acceleration of cost synergy delivery with realization ahead of expectations (expected to be ~$350 million in year-over-year savings)
- Benefit of new product launches, especially in crop protection, expected to contribute ~$100 million
- Launching productivity agenda to drive additional EBITDA and working capital improvement

(1) 2016 and 2017 sales and operating EBITDA are on a pro forma basis prepared in accordance with Article 11 of Regulation S-X; 2018 and 2019 stated on a DowDuPont Agriculture Division basis

CORTEVA agriscience
Agriculture Division of DowDuPont
9

Strong Execution Delivered Results Outside North America

Segment Performance

Net Sales

Crop Protection



$1.5B
$1.4B
Excluding NA
2%
Q1 2018
Q1 2019

Seed



$2.3B
$2.0B
Excluding NA
4%
Q1 2018
Q1 2019

	Volume	Price	Currency	Portfolio
Crop Protection	(2%)	+3%	(6%)	0%
Seed	(10%)	0%	(5%)	0%

Organic Net Sales[(1)]

Crop Protection

Total	Excluding NA
↑ 1%	↑ 11%

- New product sales driving growth

Seed

Total	Excluding NA
↓ 10%	↑ 5%

- Weather-related volume declines

(1) Organic sales growth is defined as price and volume, excluding currency and portfolio impacts
Note: Net sales are stated on a DowDuPont divisional basis

Regional Highlights



North America — Reported ↓22% — Organic ↓22%[(1)]

- Seed deliveries delayed by cold, wet weather and flooding
- Recovery expected in second quarter



Asia Pacific — Reported ↑7% — Organic ↑14%[(1)]

- Strong growth in insecticides and rice herbicides
- Gain in corn seed



Latin America — Reported ↓2% — Organic ↑7%[(1)]

- High pest pressure drove volume gains in insecticides
- Early start to safrinha shifted seed volume to Q418



EMEA — Reported ↓2% — Organic ↑8%[(1)]

- Strong corn volumes
- Growth in Isoclast, Zorvec, Arylex, and Spinosyns

CORTEVA agriscience
Agriculture Division of DowDuPont
10

On Track to Deliver 2019 EBITDA Guidance

1H 2019E Divisional EBITDA: - 3 to - 5 percent


$2,576MM
$224MM
$2,450 - $2,500MM
H1 2018
Δ Q1
Currency
Input and Launch Costs
Synergies
Timing Shift to Q2
Organic and Pipeline Growth
H1 2019E

Key Drivers:

- Weather effect of Q1 shifted significant NA seed sales into Q2
- Continue to expect 1-2 million increase in U.S. corn acres planted in 2019 vs 2018
- Pipeline delivery continues to outperform expectations
- Synergies ahead of target and timing benefit offset by investment in launch costs for new product introductions and currency headwind

2H 2019E Divisional EBITDA: ~$300MM


$129MM
~$300MM
H2 2018
Synergies and productivity
New product margin
Organic price and volume
Input Costs
Launch and other costs
H2 2019E

Key Drivers:

- Continued volume growth and price realization on high demand products
- Pipeline delivery pace ahead of expectations
- Acceleration of synergy benefits partially offset by launch investments
- Increased input costs in crop protection related to Chinese raw material cost increases
- New productivity initiatives in manufacturing and procurement

CORTEVA agriscience
Agriculture Division of DowDuPont
11

Progress on Five Priorities for Shareholder Value Creation

Corteva Indications

01	02	03	04	05
Instill a strong culture	**Drive disciplined capital allocation**	**Develop innovative solutions**	**Attain best-in-class cost structure**	**Deliver above-market growth**
Engaged performance driven culture with farmer at the center	Finalized capital structure and financial policy	Launched new chemistry products, received Enlist E3™ soybeans and Qrome® regulatory approval	Delivered year-over-year cost synergies and advanced additional productivity initiatives, including new ERP project	Delivered above-market growth in crop protection, driven by launches of new products

Key Performance Indicators	Improved ROIC(1)	Operating EBITDA margin expansion	Cost benchmarking versus peers	Organic sales(2) growth vs. market
	Mid- to High-Teens Percent	↑ 50-150 bps/year	Best-in-Class	↑ 1-2% above market growth

(1) ROIC is defined as net operating profit after tax excluding significant items, non-operating costs and merger-related step up divided by debt plus equity excluding merger goodwill and intangibles
(2) Organic sales growth is defined as price and volume, excluding currency and portfolio impacts
(3) Enlist E3™ soybean trait co-developed with MS Technologies

CORTEVA agriscience
Agriculture Division of DowDuPont
12

Customer Centricity Is Key to Driving Demand Creation for Products

01 Customer-centric culture



Mycogen Demo Plots
United States



Women Growers Field Day
Mexico


PIONEER

Pioneer Brand Corn Plot Tour
Kenya


2B433PW

Brevant Demo Plots
Brazil



Fall Army Worm Training
India



EduFarm session
Indonesia

CORTEVA agriscience
Agriculture Division of DowDuPont
13

Optimizing Capital Allocation for Growth and Shareholder Value

02 Drive disciplined capital allocation

Establish Capital Structure → Define Financial Policies → Deliver ROIC Improvement

JUNE 1, 2019 | Expected Spin

Priorities

- Maintain financial flexibility to support business model
- Committed to maintain an A- credit profile(1)

- Committed to growing cash flow in a disciplined, consistent manner while investing in innovation
- Competitive dividend policy
- Committed to return excess cash to shareholders through share repurchases

- Deliver merger cost synergies
- Execute comprehensive productivity program
- Drive working capital productivity
- Manufacturing asset optimization

Key Indicators

Dividends

2019E
~$400 million

Targeting 25-35% of net income with increases over time with earnings and free cash flow growth

Share Repurchases

Board authorization anticipated at spin

Growth Investments

2019E
~$2 billion

Includes R&D investment, capital expenditures, digital, and M&A investments

R&D	Digital	Growth Capex
$1.2B	$100MM	~$400MM

ROIC Target (2)

Mid- to High-Teens Percent

(1) Rating expressed using S&P nomenclature
(2) ROIC is defined as net operating profit after tax excluding significant items, non-operating costs and merger-related step up divided by debt plus equity excluding merger goodwill and intangibles

CORTEVA agriscience
Agriculture Division of DowDuPont
14

New Products Launched Since the Merger Close 03 Develop innovative solutions Seed Crop Protection Digital SEED APPLIED INSECT MGMT. COTTON SOYBEANS TECHNOLOGY SOLUTIONS Quick insights into financial and agronomic performance CORN DISEASE HERBICIDE SOLUTIONS SOLUTIONS Agriculture Division of DowDuPont 15New Products Launched Since the Merger Close 03 Develop innovative solutions Seed Crop Protection Digital SEED APPLIED INSECT MGMT. COTTON SOYBEANS TECHNOLOGY SOLUTIONS Quick insights into financial and agronomic performance CORN DISEASE HERBICIDE SOLUTIONS SOLUTIONS Agriculture Division of DowDuPont 15

Getting to Best-in-Class Cost Structure and Improved Return

04 Attain best-in-class cost structure

	Headcount	Seed Production Sites	Commercial Offices	R&D Sites	CP Manufacturing
MERGER CLOSE SEPTEMBER 2017	~25,000	90	287	233	2 site shutdowns and 15+ site optimization projects
SEPTEMBER 2018	~23,000	74	220	196	
JUNE 1, 2019	~21,000	68	129	163	

Improved functional and leveraged costs and corporate costs

Launching comprehensive productivity program

- Q2 2019: Seed Productivity
- Q3 2019: CP Manufacturing & Supply Chain; Commercial Effectiveness
- Capital Effectiveness
- Contractor Optimization
- Q4 2019: R&D Effectiveness

$1.2 billion Cost Synergy Run Rate Achieved at Spin

+

$0.5 billion Operating EBITDA targeted from additional productivity in next 5 years

CORTEVA agriscience
Agriculture Division of DowDuPont
16

Digital Transformation to Enable Margin Expansion 05 Above market growth Internal External Pipeline Customer Enterprise Innovation Software 1 ›Automation, data science and ›Enterprise strategy & applications ›SaaS through Granular digital tools in R&D ›Process automation Customer experience Reduced Costs ›Data-driven decision-making Farmer profitability Accuracy Customer experience Standalone revenue Speed of new product Cross-selling opportunities Cross-selling opportunities introduction Reduced Costs Digital Strategy Targeted to Deliver Additional EBITDA Improvement in Next 5 Years 1 “Software as a service” Agriculture Division of DowDuPont 17Digital Transformation to Enable Margin Expansion 05 Above market growth Internal External Pipeline Customer Enterprise Innovation Software 1 ›Automation, data science and ›Enterprise strategy & applications ›SaaS through Granular digital tools in R&D ›Process automation Customer experience Reduced Costs ›Data-driven decision-making Farmer profitability Accuracy Customer experience Standalone revenue Speed of new product Cross-selling opportunities Cross-selling opportunities introduction Reduced Costs Digital Strategy Targeted to Deliver Additional EBITDA Improvement in Next 5 Years 1 “Software as a service” Agriculture Division of DowDuPont 17

Positioned to Deliver Shareholder Value Unique Balanced Strong route to Best-in- portfolio Strong pipeline of Digital market with class cost and global culture and innovative transformation expanded structure market team solutions access presence Agriculture Division of DowDuPont 18Positioned to Deliver Shareholder Value Unique Balanced Strong route to Best-in- portfolio Strong pipeline of Digital market with class cost and global culture and innovative transformation expanded structure market team solutions access presence Agriculture Division of DowDuPont 18

Finance Overview Greg Friedman, EVP, Chief Financial Officer-ElectFinance Overview Greg Friedman, EVP, Chief Financial Officer-Elect

Reconciliation of Division to Standalone Financials EBITDA 2019E DWDP Ag segment operating ~$2.8B EBITDA Spin adjustments (millions) ~(174) Excl businesses, Non-op pension and Other Standalone costs (millions) ~(478) Functional and leveraged and Corporate Cost reductions (millions) ~50-150 Corteva operating EBITDA* ~$2.2-2.3B ~5-10% expected Operating EBITDA* Growth in 2019 *Corteva operating EBITDA is on a pro forma basis as filed in the Form 10 prepared in accordance with Article of 11 Regulation S-X. 2017 and 2016 DowDuPont Operating EBITDA is on a pro forma basis, determined in accordance with Article 11 of Regulation S-X. See appendix for non-GAAP reconciliations. Agriculture Division of DowDuPont 20Reconciliation of Division to Standalone Financials EBITDA 2019E DWDP Ag segment operating ~$2.8B EBITDA Spin adjustments (millions) ~(174) Excl businesses, Non-op pension and Other Standalone costs (millions) ~(478) Functional and leveraged and Corporate Cost reductions (millions) ~50-150 Corteva operating EBITDA* ~$2.2-2.3B ~5-10% expected Operating EBITDA* Growth in 2019 *Corteva operating EBITDA is on a pro forma basis as filed in the Form 10 prepared in accordance with Article of 11 Regulation S-X. 2017 and 2016 DowDuPont Operating EBITDA is on a pro forma basis, determined in accordance with Article 11 of Regulation S-X. See appendix for non-GAAP reconciliations. Agriculture Division of DowDuPont 20

Guidance for 2019 2 Division Basis Corteva Basis 1 Market Growth : Seed 0-1% 0-1% √ Crop 2-3% 2-3% √ 1 Above Market Growth : Seed 1-2% 1-2%√ Crop 1.5-2.5% 1.5-2.5%√ Headwinds: Currency (2-3%); ~$350M (2-3%); ~$350M√ Headwinds: Timing, Brand Rationalization, Weather (1-2%) (1-2%)√ Consolidated Net Sales ~Flat ~Flat√ Operating EBITDA Growth 3-4% ~5-10%√ Operating EBITDA Margin Expansion ~50-75bps ~50-150bps √ 1. Revenue growth does not include forecasts for currency impacts 2. 2019 Corteva guidance is on a standalone basis. Agriculture Division of DowDuPont 21Guidance for 2019 2 Division Basis Corteva Basis 1 Market Growth : Seed 0-1% 0-1% √ Crop 2-3% 2-3% √ 1 Above Market Growth : Seed 1-2% 1-2%√ Crop 1.5-2.5% 1.5-2.5%√ Headwinds: Currency (2-3%); ~$350M (2-3%); ~$350M√ Headwinds: Timing, Brand Rationalization, Weather (1-2%) (1-2%)√ Consolidated Net Sales ~Flat ~Flat√ Operating EBITDA Growth 3-4% ~5-10%√ Operating EBITDA Margin Expansion ~50-75bps ~50-150bps √ 1. Revenue growth does not include forecasts for currency impacts 2. 2019 Corteva guidance is on a standalone basis. Agriculture Division of DowDuPont 21

2019 Corteva Net Sales Guidance

Above market organic sales growth driven by product launches



($ in billions)
Projected Organic Growth* ~2%
$14.3B
~$14.6B
~$14.3B
2018 Corteva Net Sales
US Seed Growth
ROW Seed Growth
US Crop Protection Growth
ROW Crop Protection Growth
Seed & CP Headwinds
2019 Corteva Organic Sales
Currency
2019E Corteva Net Sales

Above market organic sales growth driven by new products; new seed genetics and new crop protection products including Arylex, Vessarya, Rinskor, Pyraxalt, Isoclast and Zorvec

Pricing on high demand crop protection products

Headwinds:

- Currency
- Severe weather (US corn belt) – seed mix impact with a shift to less profitable crops and lost crop protection applications
- NA brand rationalization is a 2019 investment expected to generate long-term benefits
- Timing shift to Q4 2018 – early NA seed shipments and early start to the safrinha season

*Organic sales growth is defined as price and volume growth and excludes currency and portfolio impacts
Corteva 2018 net sales is on a pro forma basis as filed in the Form 10 prepared in accordance with Article of 11 Regulation S-X.

CORTEVA agriscience
Agriculture Division of DowDuPont
22

2019 Corteva Operating EBITDA* Guidance

Margin expansion driven by synergies and product launches

($ in billions)



Targeting Operating EBITDA growth ~5-10%
$2.1B
~$2.2-2.3B
2018 Corteva Operating EBITDA*
Seed Growth
Crop Protection Growth
Synergies
Reductions in Corporate and Functional
Headwinds
Growth Investments
Currency
2019E Corteva Operating EBITDA*

1. *Corteva 2018 operating EBITDA is on a pro forma basis as filed in the Form 10 prepared in accordance with Article of 11 Regulation S-X. See appendix for non-GAAP reconciliations

Margin Expansion
- New product launches
- Pricing on high demand crop protection products
- Accelerated synergy delivery +$50 million in 2H'19
- Increased productivity to improve margins

Growth Investments
- Product launch costs
- Brand rationalization – long-term benefits

Headwinds
- Currency
- Severe weather (US corn belt) – seed mix impact and lost crop protection applications
- Higher input costs
- Timing shift to Q4 2018 – early NA seed shipments and safrinha season

CORTEVA agriscience
Agriculture Division of DowDuPont
23

Corteva Standalone Net Sales Operating EBITDA* ($ in billions) ($ in billions) $14.3 ~$14.3 $14.2 $14.0 $2.2-2.3 $2.1 $2.0 $1.7 2016 2017 2018 2019E 2016 2017 2018 2019E *Corteva net sales and operating EBITDA are on a pro forma basis as filed in the Form 10 prepared in accordance with Article of 11 Regulation S-X. See appendix for non-GAAP reconciliations. Agriculture Division of DowDuPont 24Corteva Standalone Net Sales Operating EBITDA* ($ in billions) ($ in billions) $14.3 ~$14.3 $14.2 $14.0 $2.2-2.3 $2.1 $2.0 $1.7 2016 2017 2018 2019E 2016 2017 2018 2019E *Corteva net sales and operating EBITDA are on a pro forma basis as filed in the Form 10 prepared in accordance with Article of 11 Regulation S-X. See appendix for non-GAAP reconciliations. Agriculture Division of DowDuPont 24

Mid-term Financial Targets[1]

Sales Expected to Exceed Market Growth by 1-2%

Corteva Total Revenue Growth[2]:	
Seed	3-5%
Crop	3.5-6.5%
Total	3-5%
Market Growth[1]:	2-4%

Strong Free Cash Flow Conversion

- FCF[3] growing to ~50% of Operating EBITDA driven by working capital improvement and disciplined capital investment

Operating EBITDA Growth Expected ~2x Sales

Operating EBITDA Margin Expansion:	50-150bps
Corteva Operating EBITDA Growth:	6-10%



1. Mid term reflects years beyond 2019
2. Revenue and operating EBITDA growth forecasts assume year over year currency impacts are flat.
3. FCF is defined as cash flow from operations less capital expenditures.

CORTEVA agriscience Agriculture Division of DowDuPont 25

Capital Expenditures

Disciplined Approach to Capex Investments


$650M
$100M
$550M
~$650M
~$120M
$530M
2018
2019E
Underlying Capex
Capex for cost to achieve savings

- Capex limited to depreciation plus cost to achieve savings
- Depreciation is expected to be ~$570-600 million in 2019
- ~40% is expected for required for repair, maintenance, and safety
- ~60% is expected to be invested in growth projects
  - Production expansion driven by new products
- Capex as a percentage of sales decreases as sales grow

2018 Capex is on a division basis.

CORTEVA agriscience
Agriculture Division of DowDuPont
26

Seed Drives Earnings and Cash Flow Seasonality

~80% of seed sales occur in Q1/Q2


~30%
~50%
~5%
~15%
1st Qtr
2nd Qtr
3rd Qtr
4th Qtr

Representative Seasonal Debt Level


($ in billions)
Peak: ~$4B
1Q
2Q
3Q
4Q

- 1H sales primarily in North America and Europe seed (corn, soybean, sunflower)
  - Q1 sales also include Brazil's Safrinha
- Q3 sales primarily LatAm corn seed and European Canola
- Q4 is the conclusion of Southern Hemisphere season
  - Potential early shipments to North America and start of Safrinha
- Working capital builds up over the three first quarters
  - Significant cash collection in Q3 but still a net use of cash until Q4
- Seasonal borrowings increase through Q3 and are largely repaid in Q4

CORTEVA agriscience
Agriculture Division of DowDuPont
27

Corteva Capital Structure

Liquidity Sources[1]


~$1B
~$2B
~$3B
~$3B
Cash
5-Year Revolver
3-Year Revolver
Other

$7.3B in committed and uncommitted credit lines

- Commercial paper borrowings, supported by credit lines, are primary mechanism to fund seasonal working capital

Debt Profile Targeted at 12/31/19

($ in billions)

Cash	$2.0B
Long Term Financial Debt	~$0.2
Short Term Financial Debt	Expected to be minimal at year-end, with intra-period peaks of ~$4B

- Annual interest expense of ~$150-200M (primarily seasonal borrowings)

Targeting A- credit profile[2] to support our differentiated business model

1. Targeted at time of spin
2. Target rating (expressed using S&P nomenclature)

CORTEVA agriscience
Agriculture Division of DowDuPont
28

Achieving the Intended Capital Structure for Corteva

Targeting A- credit profile[1]

- A- credit profile to support our differentiated business model

Expected debt profile

- Minimal long term financial debt
- Adjusted Debt* ~$4B, primarily pension and OPEB obligations
- Retire majority of heritage DuPont long-term financial debt before spin

Liquidity and short- term debt supporting seasonality

- ~$2B cash balance
- Commercial paper as primary funding of seasonal working capital
- Peak seasonal debt anticipated in 3Q

DWDP Issues Debt → Debt Buyback → Make Whole Settlement → ~$4B of Adjusted Debt*

1. Target rating (expressed using S&P nomenclature)
2. * Adjusted Debt includes financial debt, pension and OPEBS ($4.7B: ~$5.9B, net of tax of ~$1.2B), leases and other debt-like adjustments, net of cash balance. Agencies' methodologies vary

CORTEVA agriscience Agriculture Division of DowDuPont 29

Pension § Corteva will take the U.S. pension and OPEBs of heritage DuPont. U.S. Service Costs § The U.S. pension is frozen; no further service costs to be accrued Frozen § Almost all future benefits or costs are non-operating § Non-operating pension is primarily driven by changes in asset returns, Non-operating pension discount rates, actuarial assumptions, etc. benefit/costs § Non-op pension impacts to be excluded from Corteva’s operating EBITDA § Expected annual cash outflows for pension and OPEBs of ~$200-300 Cash flows million Agriculture Division of DowDuPont 30Pension § Corteva will take the U.S. pension and OPEBs of heritage DuPont. U.S. Service Costs § The U.S. pension is frozen; no further service costs to be accrued Frozen § Almost all future benefits or costs are non-operating § Non-operating pension is primarily driven by changes in asset returns, Non-operating pension discount rates, actuarial assumptions, etc. benefit/costs § Non-op pension impacts to be excluded from Corteva’s operating EBITDA § Expected annual cash outflows for pension and OPEBs of ~$200-300 Cash flows million Agriculture Division of DowDuPont 30

Additional Modeling Guidance

Cash Flow Modeling Guidance

($ in millions)	2019E
Interest	($150-200)
Cash Taxes	(~$450)
Pension and OPEB Payments	($200-300)
Capex	($650)

2019 cash flow will also include additional outflows for sharing of heritage DuPont corporate and separation costs and integration activities

Additional Modeling Assumptions

- Operating tax rate of 19-21%
- Interest expense of $150-200 million
- Annual digital investment ~$100 million
- Depreciation of $570-600 million

2019 Corteva guidance is on a standalone basis.

CORTEVA agriscience
Agriculture Division of DowDuPont
31

Continued Flow of Merger-Related Cost Synergies

Cumulative Synergies

2017	2018	2019E	2020E	2021E
$50 million	*$450 million*	*$800 million*	*$1.0 billion*	*~$1.2 billion*

Accelerated our targets to deliver $50 million more in year over year savings

1H: $150
2H: **$200**
FY: **$350**
YOY synergy savings

Composition:

~1/3 Headcount fixed cost synergies

~1/3 Non-headcount fixed cost synergies

~1/3 Non-headcount variable cost synergies

2018 Progress - Cumulative realized cost synergies

- Increased target of cumulative realized cost synergies from $1.1 billion to ~$1.2 billion
- Exceeded year one run-rate synergy target, actioned more than 99% of projects
- Exceeded 2018 year over year savings target by 33%, delivered $400 million of synergies and raised 2019 target by 17%

CORTEVA agriscience
Agriculture Division of DowDuPont
32

On Track for June 2019 Spin SEPTEMBER 17, 2018 May 7, 2019 MAY 2019 OCTOBER 2018 MAY 9, 2019 JUNE 1, 2019 Management Form 10 Equity Announcements Amendments Road Show § Pro forma Initial Form 10 Investor Day Expected Spin financial Filing statements BOD § Capital structure Announcements and dividend policy Agriculture Division of DowDuPont 33On Track for June 2019 Spin SEPTEMBER 17, 2018 May 7, 2019 MAY 2019 OCTOBER 2018 MAY 9, 2019 JUNE 1, 2019 Management Form 10 Equity Announcements Amendments Road Show § Pro forma Initial Form 10 Investor Day Expected Spin financial Filing statements BOD § Capital structure Announcements and dividend policy Agriculture Division of DowDuPont 33

Progress on Five Priorities for Shareholder Value Creation

Corteva Indications

01	02	03	04	05
Instill a strong culture	**Drive disciplined capital allocation**	**Develop innovative solutions**	**Attain best-in-class cost structure**	**Deliver above-market growth**
Engaged performance driven culture with farmer at the center	Finalized capital structure and financial policy	Launched new chemistry products, received Enlist E3™ and Qrome® regulatory approval	Delivered year-over-year cost synergies and advanced additional productivity initiatives, including new ERP	Delivered above-market growth in crop protection, driven by launches of new products

Key Performance Indicators	Improved ROIC[1]	Operating EBITDA margin expansion	Cost benchmarking versus peers	Organic sales[2] growth vs. market
	Mid-High Teens Percent	↑ 50-150 bps/year	Best-in-Class	↑ 1-2% above market growth

1. ROIC is return on invested capital. ROIC is defined as net operating profit after tax excluding significant items, non-operating costs and merger-related step up divided by debt plus equity excluding merger goodwill and intangibles
2. Organic sales growth is defined as price and volume growth and excludes currency and portfolio impacts

CORTEVA agriscience
Agriculture Division of DowDuPont
34

Focused on Shareholder Value Creation Grow Expand Disciplined Sales EBITDA Investment Agriculture Division of DowDuPont 35Focused on Shareholder Value Creation Grow Expand Disciplined Sales EBITDA Investment Agriculture Division of DowDuPont 35

Regional Overview Tim Glenn, EVP, Chief Commercial OfficerRegional Overview Tim Glenn, EVP, Chief Commercial Officer

Progress on Five Priorities for Shareholder Value Creation

Commercial Indications

01	02	03	04	05
Instill a strong culture	**Drive disciplined capital allocation**	**Develop innovative solutions**	**Attain best-in-class cost structure**	**Deliver above-market growth**
Established comprehensive routes-to-market approach built on deep understanding of farmer needs and local markets	Commercial organization sized appropriately for market opportunities	Successful product launches realizing cross-platform growth synergies	Delivered YoY cost synergies in commercial regions, including multi-channel and multi-brand rationalization	Delivering organic sales growth in all regions outside of the U.S.

Key Performance Indicators

Improved ROIC*	Operating EBITDA margin expansion	Cost benchmarking versus peers	Organic sales* growth vs. market
Mid-High Teens percent	↑ 50-150 bps/year	Selling & promotion cost effectiveness	↑ 1-2% Above market growth

*ROIC is defined as net operating profit after tax excluding significant items, non-operating costs and merger-related step up divided by debt plus equity excluding merger goodwill and intangibles; Organic sales growth – defined as price and volume, excluding currency and portfolio impacts

CORTEVA agriscience
Agriculture Division of DowDuPont
37

Market Conditions Influence Current-Season Buying Decisions



North America

- Historic flooding interrupted supply chains and damaged infrastructure in the Midwest
- Shortened application and planting window
- Additional financial pressure on customers

Significant reduction in seed deliveries in Q1; ~$25 to $35 million in operating EBITDA/day impact last five days of quarter



Latin America

- Brazil Safrinha corn area up and planting benefited from rain
- Dry weather impacting Brazil soybean production, but still expected to be large crop



Asia Pacific

- New agricultural threat – fall armyworm detected in parts of Asia will impact corn growers
- Uncertainty surrounding China – U.S. soy imports, impact of African swine fever
- El Nino weather patterns appears to be bringing drier/drought conditions across parts of Australia and ASEAN markets



Europe, Middle East, Africa

- EU, Russia, and Ukraine corn area expected to be flat to slightly higher in 2019
- Mild winter in Europe with an early start to the season

On Track

CORTEVA agriscience
Agriculture Division of DowDuPont
38

Individual Farmers Must Drive Productivity to Achieve Financial Goals Trends Implications • Ongoing farm consolidation • Increase focus on quality and profits • Increasing business orientation • Open to new innovation advancements • Increasing technology acceptance • Increase ability to invest in inputs • Resource scarcity: land, labor, water • Use of technologies to reduce labor • Access to capital requirements • Impact of digital technology and new • Adoption of new technologies to business models reduce inputs and improve sustainability • New forms of financing via technology • Using technology to gain knowledge, information, market access Agriculture Division of DowDuPont 39Individual Farmers Must Drive Productivity to Achieve Financial Goals Trends Implications • Ongoing farm consolidation • Increase focus on quality and profits • Increasing business orientation • Open to new innovation advancements • Increasing technology acceptance • Increase ability to invest in inputs • Resource scarcity: land, labor, water • Use of technologies to reduce labor • Access to capital requirements • Impact of digital technology and new • Adoption of new technologies to business models reduce inputs and improve sustainability • New forms of financing via technology • Using technology to gain knowledge, information, market access Agriculture Division of DowDuPont 39

Market Conditions Influence Current-Season Buying Decisions

North America



Billion USD
$27.0
$7.4
Seeds
$16.9
$5.0
CP
$10.1
$2.4
Market[1]
CORTEVA agriscience

$7.4B Net Sales

- **~11,000** Colleagues
- **60+** Active Ingredients
- **2** Countries
- **50** Production Facilities
- **60+** R&D Facilities

Latin America



Billion USD
$23.3
$2.8
Seeds
$8.0
$1.1
CP
$15.3
$1.7
Market[1]
CORTEVA agriscience

$2.8B Net Sales

- **~3,500** Colleagues
- **55+** Active Ingredients
- **10+** Countries
- **20** Production Facilities
- **20+** R&D Facilities

Asia Pacific



Billion USD
$27.4
$1.3
Seeds
$10.6
$0.4
CP
$16.8
$0.9
Market[1]
CORTEVA agriscience

$1.3B Net Sales

- **~2,500** Colleagues
- **50+** Active Ingredients
- **10+** Countries
- **10** Production Facilities
- **50** R&D Facilities

Europe, Middle East, Africa



Billion USD
$27.4
$2.8
Seeds
$11.6
$1.4
CP
$15.8
$1.4
Market[1]
CORTEVA agriscience

$2.8B Net Sales

- **~4,000** Colleagues
- **50+** Active Ingredients
- **60+** Countries
- **20** Production Facilities
- **25+** R&D Facilities

[1]Source: Corteva Agriscience Internal Analysis, AgBio Investor, Kleffmann – based on total ag crop market of $105B. Seeds: ex-manufacturer value by market year, includes broad acre row crops and trait value, vegetables and forage seed. Does not include saved seed. CP: ex-manufacturer value of product usage on the ground by market year, included seed treatment, does not include non-crop use Note: 2018 Sales are on a pro forma basis prepared in accordance with Article 11 of Regulation S-X.

CORTEVA agriscience
Agriculture Division of DowDuPont
40

Comprehensive Routes-to-Market Based on Customer Segmentation and Purchasing Preference

Customer Segment *(Buying Preference)*	Corteva Agriscience™ Route-to-Market		Geography
Serviced by dedicated seed sales professional; high touch experience with premium products and services	**Pioneer® brand**	▪ *Exclusive Pioneer agency model*	North America and multiple individual countries
Serviced by a seed sales professional or farmer-dealer with local knowledge, local experience	**Regional Seed Brands**	▪ *Regional brand employees or farmer-dealer*	U.S.
Serviced at full-service retail, broad selection of high quality inputs and services	**Retail**	▪ *Wholesale, independent and distribution-owned* ▪ *Crop Protection Brands* ▪ *Brevant™ seeds brand outside U.S.* ▪ *Mycogen® brand, PhytoGen® brand, Terral Seed® brand*	Global
Buy from non-Corteva Agriscience source	**Licensing & Distribution**	▪ *Strategic distribution and licensing opportunities*	Global

Routes-to-Market

Expands access to Corteva Agriscience genetics, traits and Crop Protection solutions

CORTEVA agriscience
Agriculture Division of DowDuPont
41

Executing to Win: Key Seed Trait Launches

	Crop	Region	Launch Year	2019E
Qrome®	Corn	NA	2019	~$50MM
PowerCore®	Corn	NA	2017	~$300MM
PowerCore™ Ultra	Corn	LA	2019[1]	
Enlist™ Traits	Cotton Corn Soy	NA, LA	2017 2018 2019[2]	~$100MM
Intacta RR2 PRO®	Soy	LA	2017	~$65MM
LibertyLink® Canola	Canola	NA	2019	~$30MM
WideStrike®3 Enlist™	Cotton	NA	2017	~$100MM

(1) 2019 launch in Brazil; Previously launched in Argentina
(2) Enlist E3™ soybeans: 2018 Limited Commercial Introduction; Enlist E3™ soybeans are jointly developed by Dow AgroSciences and MS Technologies™
PowerCore families will be introduced with Enlist technology pending applicable regulatory approvals

- Successful new product launches in 2019 – Qrome® corn products, Enlist E3™ soybeans, LibertyLink® Canola and PowerCore® Ultra corn
- 2019 new product sales plan forecasted at $1.5B, contributing to above-market growth
- Qrome® corn products expected to reach $1B by 2023
- Powercore® across the Americas expected to reach > $1B by 2023

Selected recent New Product Sales since 2017

CORTEVA agriscience
Agriculture Division of DowDuPont
42

Executing to Win: Key Crop Protection Launches

	Key Crops	Region	Launch Year	2019E
Herbicides				
Arylex™ Active	Cereals, Soy, Others	NA, LA, EMEA, AP	2018	>$50MM
Enlist™ Herbicides	Soy, Corn, Cotton	NA, LA, EMEA	2017-2019	
Rinskor™ Active	Rice, Corn, Pasture & Land Mgmt	NA, LA, EMEA, AP	2018	
Fungicides				
Vessarya® Fungicide	Soy	LA	2017	>$270MM
Zorvec™ Active	Fruit, Veg	LA, EMEA, AP	2017	
Inatreq™ Active	Cereal, Fruit, Veg	LA, EMEA, AP	2019	
Insecticides				
Isoclast™ active	Multiple	NA, LA, EMEA, AP	2019(1)	>$215MM
Pyraxalt™ active	Rice, Fruit, Veg	AP	2018	

- Recent Crop Protection launches are expected to deliver above-market growth:
  - 2019 estimated new product sales forecasted to exceed plan by $100MM
- Strong pipeline with rapid ramp up expected to drive continued growth
  - Arylex™ expected to grow $100MM next year and reach peak sales >$600MM by 2023
  - Zorvec™ expected to deliver >$200MM by 2023
  - Isoclast™ expected to deliver >$300MM by 2023
- Initial sales of Inatreq™ in 2019
  - Fast ramp up: >$150MM by 2021, and expected to deliver >$275MM by 2023

(1) 2019 launch in Brazil; Previously launched in 2012

CORTEVA agriscience
Agriculture Division of DowDuPont
43

Regional Profile – Latin American

Strengthening market access; rapid technology introduction

Latin America

Execution Excellence

- Successful launch of Brevant™ seeds brand
- Established differentiated Corteva routes-to-market – Crop Protection, Brevant™ seeds, Pioneer® brand
- Rapid technology introductions:
  - Enlist™ herbicide: >7MM Acres
  - Powercore® Enlist™: >350MM Acres
  - Rinskor™, Arylex™, Isoclast™ and Spinetoram in all countries
- Farm level demand creation tools drive cross-platform sales opportunities
- Expect first Enlist E3™ soybeans to be planted in 3Q2019 in Brazil

$2.8B Net Sales

Delivering Results

13% organic growth*

- +4% price
- +9% volume
- (12%) currency
- +1% net sales


Seed
39%
Crop Protection
61%

Seed Market Rank[1]	
Brazil Corn	#1[3]
Mexico Corn	#2
Argentina Corn	#2

Crop Protection Market Rank[2]	
Herbicides	#3
Insecticides	#4
Fungicides	#4
Pasture & Land Mgmt	#1

Priorities

- Higher margin and highly differentiated products
- Rapidly ramp up new technologies: Enlist™ herbicides, Conkesta E3™ soybeans[4]
- Expand market share in Seed and Crop Protection
- Expand digital offering

Enlist E3™ soybeans are jointly developed by Dow AgroSciences and MS Technologies™
*Organic sales growth – defined as price and volume, excluding currency and portfolio impacts 2017-2018
Note: 2018 Sales are on a pro forma basis prepared in accordance with Article 11 of Regulation S-X.

Source: Internal Analysis
(1) Branded seed area (2) Market value
(3) Tied for first (4) Pending applicable regulatory reviews

CORTEVA agriscience
Agriculture Division of DowDuPont
44

Regional Profile – Europe, Middle East, Africa

Europe, Middle East, Africa

Focus on customer through innovative solutions and differentiated routes-to-market

Execution Excellence

- Multi-brand Seeds strategy launched with Brevant™ seeds in Europe
- Clear positioning between Pannar and Pioneer® brand in Africa
- Key CP launches: Zorvec™, Lumiposa® and Lumisena® in Europe; Arylex™, Isoclast™, Surestart®, Spinosyns ramp-up, First seed applied technology in Africa
- > 41 new Pioneer® brand products launched in Europe, including Optimum® AQUAmax® hybrids and Pioneer Protector® brand products

$2.8B Net Sales

Delivering Results

0% organic growth*

+1% price

(1%) volume

+6% currency

+6% net sales


Seed
51%
Crop Protection
49%

Seed Market Rank[1]

	Eur.	A/ME
Corn	#1	#1
Sunflower	#2	#1

Crop Protection Market Rank[2]

	Eur.	A/ME
Insecticides	#3	#3
Fungicides	#4	#5
Herbicides	#4	#5
Land Mgmt	#1	

Priorities

- Increase penetration through differentiated routes-to-market
- Leverage seed footprint to drive Crop Protection growth
- New product launch excellence
- Expand seed applied technology capabilities and portfolio

Source: Internal Analysis
(1) Branded seed area
(2) Market value

*Organic sales growth – defined as price and volume, excluding currency and portfolio impacts 2017-2018
Note: 2018 Sales are on a pro forma basis prepared in accordance with Article 11 of Regulation S-X.

CORTEVA agriscience
Agriculture Division of DowDuPont
45

Regional Profile – Asia Pacific

Lead industry growth with major launches in CP and rapid expansion in corn coverage

Asia Pacific

Execution Excellence

- Grew >2x industry growth in region throughout 2018
- New routes-to-market launched in China, India and Philippines
- Brevant™ seeds brand launch in India
- Rapid ramp up of new launches: Pexalon™, Rinskor™, Zorvec™
- ~30% Growth in Spinetoram year over year
- Regain corn seed market share in ASEAN

$1.3B Net Sales

Delivering Results

↑ 10% organic growth*

+3% price

+7% volume

(1%) currency

+9% net sales



Seed
27%
Crop Protection
73%

Seed Market Rank[1]	
Corn	#1
Hybrid Rice	#3[3]

Crop Protection Market Rank[2]	
Herbicides	#4
Insecticides	#5
Fungicides	#4

Priorities

- Successful CP launches and Spinetoram expansion
- "One Rice" – rice portfolio growth through CP and hybrid seed
- Accelerate growth in Vietnam, Myanmar, Bangladesh, Pakistan
- Corn coverage expansion with Pioneer® brand repositioning and Brevant™ seeds brand launch

Source: Internal Analysis
(1) Branded seed area
(2) Market value (3) Certified hybrid rice

*Organic sales growth – defined as price and volume, excluding currency and portfolio impacts 2017-2018
Note: 2018 Sales are on a pro forma basis prepared in accordance with Article 11 of Regulation S-X.

CORTEVA agriscience
Agriculture Division of DowDuPont
46

Regional Profile – North American

Building on leading positions in Seed and Crop Protection

North America

Execution Excellence

- Introduced new premium retail brand in Canada - Brevant™ seeds in canola, corn, soybeans and winter wheat
- Biotech trait launches: Qrome® corn products, Enlist E3™ soybeans, LibertyLink® Canola in U.S. and Canada
- Crop Protection launches: 3 cross-spectrum cereal herbicides, Elevore™ preseed and Lumisena™ seed treatment
- TruChoice® program creating farmer demand for Crop Protection in U.S.

$7.4B Net Sales

Delivering Results

3% organic growth*

1% price

(4%) volume

0% currency

(3%) net sales



Crop Protection 33%
Seed 67%

Seed Market Rank[1]

	U.S.	Can
Corn	#1	#1
Soybean	#1	#1
Alfalfa	#1	
Winter wheat		#1
Canola	#2	#2
Cotton	#3	
Sorghum	#1	
Sunflower	#1	

Crop Protection Market Rank[2]

	U.S.	Can
Herbicides	#3	#3
Insecticides	#1	#4
Fungicides	#4	#4
Nitrogen Stabilizers	#1	#3
Pasture & Land Mgmt	#1	#1
Seed Applied Technology		#3

Priorities

- Expand Brevant™ seeds brand in Canada; Operate multi-channel brands in U.S.
- Launch new products; Rapid ramp-up
- Expand licensing opportunities
- Deliver Corteva Acre

Source: Internal Analysis
(1) Branded seed area
(2) Market value

Enlist E3™ soybeans are jointly developed by Dow AgroSciences and MS Technologies™.
*Organic sales growth – defined as price and volume, excluding currency and portfolio impact 2017-2018s
Note: 2018 Sales are on a pro forma basis prepared in accordance with Article 11 of Regulation S-X.

CORTEVA agriscience
Agriculture Division of DowDuPont
47

U.S. Overview Judd O’Connor, President, U.S. BusinessU.S. Overview Judd O’Connor, President, U.S. Business

Profile – United States

Building on leading positions in Seed and Crop Protection

U.S.

- **Four Crop Protection product launches#**
  - Lumisena®, Elevore®, EverprexX®, Isoclast™
- **Two new seed trait launches**
  - Qrome® corn products
  - Enlist E3™ soybeans
- **Completed ~100 Enlist E3™ soybean license agreements**
  - Expected to be planted on ~10 percent of U.S. soybean acres in 2020
- **Regional brand restructuring complete and operational**
- **Pioneer® brand corn and soybean performance**
  - Pioneer® brand A-Series Soybeans with Roundup Ready 2 Xtend® Technology: 3.5 bu/A advantage
  - Top 40 Pioneer brand corn products by demand: 5.3 bu/A advantage
- **TruChoice® creating farmer demand for Crop Protection products**
- **Enhanced digital offering**

$6.7B Net Sales

~10,500 Colleagues

43 Production Facilities

~60 Active Ingredients

50 R&D Facilities

1 Country



Crop Protection
33%
Seed
67%

Seed Market Rank[1]	
Corn	#1
Soybean	#1
Alfalfa	#1
Canola	#2
Cotton	#3
Sorghum	#1
Sunflower	#1

Crop Protection Market Rank[2]	
Herbicides	#3
Insecticides	#1
Fungicides	#4
Nitrogen Stabilizers	#1
Pasture & Land Mgmt	#1

Source: Internal Analysis
(1) Branded seed area
(2) Market value

Enlist E3™ soybeans are jointly developed by Dow AgroSciences and MS Technologies™

#CP Launches 2018-2019 Note: 2018 Sales are on a pro forma basis prepared in accordance with Article 11 of Regulation S-X.

CORTEVA agriscience
Agriculture Division of DowDuPont
49

Expanding Access to Corteva Agriscience™ Genetics, Technology and Traits through Multiple Brands and Channels

U.S.


Agency
Global Brand
Local Brands
One-Stop for Crop Inputs
Regional
Retail

Licensing and Distribution

- **Flagship Pioneer® seed brand through exclusive agency route-to-market –** *Continuing to further strengthen and differentiate brand*
- **Strategically positioned retail brands with improved germplasm –** *Significant growth opportunity for Corteva Agriscience*
- **Creating Crop Protection demand with Pioneer customers through joint seed and CP offers –** *Executed together with retail partners*
- **New licensing and distribution business opportunities –** *Completed ~100 licenses for Enlist E3™ soybeans*

Agriculture Division of DowDuPont
50

Regional Seed Brand Restructuring Complete

U.S.

2018: 10 Regional Brands


Prairie Brand
Mycogen
DOEBLER'S
pfister
SEED CONSULTANTS
NuTech
States

2019: 5 Regional Brands


DAIRYLAND SEED
NuTech
SEED CONSULTANTS

Execution Exceeding Plan

- Major reorganization & refocus with anticipated volume loss
- 93% of Points of Sale fully converted to new structure within identified boundaries
- >40% of Points of Sale changed brands, 85% retention
- Rapid product line transition to Corteva Agriscience germplasm and traits
- Greater production efficiencies and Corteva Agriscience genetics
- 40% reduction in product count

Priorities

- Stable and set to grow in 2020
- Building on cost advantages
- Leverage integrated operations advantages to drive scale and improve COGS
- Drive expansion through Corteva Agriscience germplasm pool and trait portfolio

Corteva Agriscience™ Corn and Soybean Regional Brands
Dots Represent 2018 Brands and Points of Sale

CORTEVA agriscience
Agriculture Division of DowDuPont
51

The Corteva Acre

U.S.


SEED GENETICS & TRAITS
AGRONOMIC SOLUTIONS
Corteva Acre
CROP PROTECTION
DIGITAL SOLUTIONS
SEED APPLIED TECHNOLOGY

- U.S. and area leadership accountable for growth across Seed, Crop Protection and Digital
- Strategic alignment and commitment to key retail and distribution partners
- Complementary offer is expanding market penetration – *2X Pioneer customers using Corteva Agriscience Crop Protection products*
- Leading Crop Protection portfolio – *2x Dollars committed to purchase Corteva Agriscience products*
- Portfolio optimization to drive margin growth and simplicity

TruChoice

CORTEVA agriscience
Agriculture Division of DowDuPont
52

Business Platform Overview Rajan Gajaria, EVP, Business PlatformsBusiness Platform Overview Rajan Gajaria, EVP, Business Platforms

Industry Trends and Market Opportunities



Population and Income
- +11% growth in world population and
- +31% growth in world income over **last 10 years**
- +9% growth in world population and
- +30% growth in world income over **next 10 years**



Crop Harvest
- +7% growth in global crop area harvested over **last 10 years**
- +4% growth in global crop area harvested over **next 10 years**



Crop Consumption
- +25% growth in global crop consumption over **last 10 years**
- +12% growth in expected global crop consumption over **next 10 years**



Meat Consumption
- +14% growth in meat consumption over **last 10 years**
- +13% growth in meat consumption anticipated over **next 10 years**

2018 Crop Protection and Seed Market Opportunity


$105 Billion
55%
45%
Crop Protection
Seeds

Farm Input Industry (billions)


$110
$105
$100
$95
$90
$85
$80
2010
2011
2012
2013
2014
2015
2016
2017
2018

3% Industry CAGR Over the Last Decade

Source: CP – AgBio; Seeds – AgBio/PMD; Forecasts GMI (internal)
Seeds: ex-manufacturer value by market year, includes broad acre row crops and trait value, vegetables and forage seed. Does not include saved seed.
CP: ex-manufacturer value of product usage on the ground by market year, included seed treatment, does not include non-crop use

CORTEVA agriscience
Agriculture Division of DowDuPont
54

Progress on Five Priorities for Shareholder Value Creation

Platform Indications

01	02	03	04	05
Instill a strong culture	**Drive disciplined capital allocation**	**Develop innovative solutions**	**Attain best-in-class cost structure**	**Deliver above-market growth**
Collaborate cross-functionally to deliver business results	Aligned R&D and manufacturing infrastructure, prioritized capital expenditures, and rationalized portfolio to improve return	Launched new chemistry products and Enlist E3™ soybeans, extended launch of Qrome® corn products	Delivered YoY cost synergies in R&D and manufacturing and advanced additional productivity initiatives	Delivered above-market growth in crop protection and expect to deliver margin improvement in seed in mid-term

Key Performance Indicators	Improved ROIC[1]	Operating EBITDA margin expansion	Cost benchmarking versus peers	Organic sales growth[2] vs. market
	Mid- to High-Teens Percent	↑ 50-150 bps/year	R&D and COGS effectiveness	↑ 1-2% above market growth

[1]ROIC is defined as net operating profit after tax excluding significant items, non-operating costs and merger-related step up divided by debt plus equity excluding merger goodwill and intangibles
[2]Organic sales growth is defined as price and volume, excluding currency and portfolio impact

CORTEVA agriscience
Agriculture Division of DowDuPont
55

Business Platform Strategy Overview Shaping the Portfolio Cost-Advantaged Innovation- Customer of the Future Operations Fueled Growth Focus • Multi-channel, multi-brand • Germplasm and traits • Best owner mindset • Target best-in-class seed advantaged Routes-To- production • Rapid ramp-up of new • Licensing and distribution Market approach technology • Crop Protection global • Bolt-on acquisitions • Integrated solutions asset footprint • Broad portfolio of software solutions • Focused cash utilization • Open digital platform that connects applications and third parties Best-in-class program management drives customer focus and discipline Agriculture Division of DowDuPont 56Business Platform Strategy Overview Shaping the Portfolio Cost-Advantaged Innovation- Customer of the Future Operations Fueled Growth Focus • Multi-channel, multi-brand • Germplasm and traits • Best owner mindset • Target best-in-class seed advantaged Routes-To- production • Rapid ramp-up of new • Licensing and distribution Market approach technology • Crop Protection global • Bolt-on acquisitions • Integrated solutions asset footprint • Broad portfolio of software solutions • Focused cash utilization • Open digital platform that connects applications and third parties Best-in-class program management drives customer focus and discipline Agriculture Division of DowDuPont 56

Power of Combined Platforms Offering Complete Solutions

Seed Applied Technology

LumiGEN™

Enlist™ System


TRAITS
Enlist
Enlist Ahead

Nutrient Management


GREEN CHEMISTRY CHALLENGE
A U.S. EPA Program

Customer Focused Growth Synergies



Corteva Agriscience™ Advantage

Innovation Across Segments	Integrated Solutions	Crop Health & Sustainability	Complete Solution

CORTEVA agriscience
Agriculture Division of DowDuPont
57

New Seed and Trait Products Expected to Drive New Value

Seed and Trait Product Launches Accelerating


$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
$1.5B
$3.2B
$4.5B
$500 MM of Cumulative Incremental Growth
2019E
2021E
2023E

Seed Targeted New Product Sales

New Product Sales since 2017; incremental growth represents expected cumulative net benefits from 2019-2023
Launches pending applicable regulatory approvals
Enlist E3™ soybeans are jointly developed by Dow AgroSciences and MS Technologies™.
Note: 2018 Sales are on a pro forma basis prepared in accordance with Article 11 of Regulation S-X.

- **Leading germplasm library driving YOY yield improvement in new classes of seed products**
- **In 2018, delivered $1.1B in new product sales that held competitive position and market share**
  - 2018 incremental growth driven by genetic gain and new trait technology
  - 1-2% of sales growth anticipated over time due to new product sales and innovation
- **Recent biotech launches included Qrome® Corn Products, Enlist E3™ Soybeans, LibertyLink® Canola, PowerCore® ULTRA, Enlist™ Corn and WideStrike® 3 x Enlist™ cotton supported with additional sales and marketing efforts:**
  - 2019 forecasted increase by >$100MM
  - 2021 forecasted increase by >$200MM

CORTEVA agriscience
Agriculture Division of DowDuPont
58

Growth Propelled by our Seed and Trait Pipeline

Becoming a Launch Machine

Key Seed Platform launches targeted through 2023

TRAIT	CROPS	DISCIPLINE	REGIONS
QROME	Corn	Insect Protection	North America
POWERCORE ULTRA	Corn	Insect Protection	Latin America
POWERCORE	Corn	Insect Protection	North America
Next Generation Corn Rootworm Trait Technology	Corn	Insect Protection	North America
Enlist Corn, Enlist Cotton, Enlist E3 Soybeans	Cotton, Corn, Soy	Herbicide Tolerance	North America Latin America
ConkestaE3	Soy	Insect Protection & Herbicide Tolerance	Latin America
LIBERTY LINK	Canola	Herbicide Tolerance	North America
Optimum GLY Herbicide Tolerance	Canola	Herbicide Tolerance	North America
ProPound Advanced Canola Meal	Canola	Output Trait	North America, Europe, Asia Pacific
WideStrike 3 Insect Protection	Cotton	Insect Protection	North America, Latin America
Omega-9 Oils	Sunflower	Healthy Oils Output Trait	North America, Europe

Launches pending applicable regulatory approvals
Insect Protection products incorporate Herbicide Tolerance
Enlist E3™ soybeans are jointly developed by Dow AgroSciences and MS Technologies™.
PowerCore families and WideStrike 3 will be introduced with Enlist™ technology pending applicable regulatory approvals

CORTEVA agriscience
Agriculture Division of DowDuPont
59

Maximizing Value of Trait Launches: Corn[1]

Balancing use of proprietary and licensed technology



ABOVE GROUND

	Improved Margin	Improved Efficacy	Product Renewal	Out-license Opportunity
Optimum® Intrasect® Optimum® AcreMax®	✓		✓	
PowerCore®		✓	✓	✓
Optimum® Leptra®	✓	✓	✓	
PowerCore® Ultra	✓	✓	✓	
Proprietary Above-Ground	✓	✓	✓	✓

BELOW GROUND

	Improved Margin	Improved Efficacy	Product Renewal	Out-license Opportunity
Optimum® AcreMax® XTreme		✓	✓	
SmartStax® / SmartStax® Pro		✓	✓	
Qrome® products	✓	✓	✓	
Next Gen Below-Ground	✓	✓	✓	
Proprietary Below Ground	✓	✓	✓	✓

Overall

Delivers compelling solutions	Integrates germplasm, traits and seed treatments	Maximizes proprietary stack options

[1] Current estimated project plans

CORTEVA agriscience
Agriculture Division of DowDuPont
60

Maximizing Value of Trait Launches: Soybean[1]

Transitioning to more proprietary technology



NORTH AMERICA

	Improved Margin	Improved Efficacy	Product Renewal	Out-license Opportunity
Glyphosate Tolerance	✓			
LibertyLink®	✓	✓		
Roundup Ready 2 Xtend®		✓	✓	
Enlist E3™ Soybeans[2]	✓	✓	✓	✓
Multiple Mode Herbicide Tolerance II	✓	✓	✓	✓

LATIN AMERICA

	Improved Margin	Improved Efficacy	Product Renewal	Out-license Opportunity
Glyphosate Tolerance	✓			
Intacta RR2 PRO® Technology		✓	✓	
Enlist E3™ and Conkesta E3™	✓	✓	✓	✓
New Mode of Action Lepidopteran Protection & Multiple Mode Herbicide Tolerance II	✓	✓	✓	✓

Overall

Delivers compelling solutions

Integrates germplasm, traits and seed treatments; enables crop protection

Maximizes proprietary stack options and out-licensing opportunities

[1]Current estimated project plans
[2]Enlist E3™ soybeans are jointly developed by Dow AgroSciences and MS Technologies™.

CORTEVA agriscience
Agriculture Division of DowDuPont
61

QROME

Highlights

Expanded Launch -- 2019
Targeting sales of ~$1 billion by 2023

- **Differentiation:**
  - Qrome® products offer growers high yielding insect control options to drive productivity via top tier genetics
- **Performance and Success to Date:**
  - Qrome® products have consistently delivered an average 5.5 bushel yield advantage over legacy triple-stack technology in multi-year research trials
  - Qrome® products optimize insect protection and agronomic performance across our product portfolio
  - Enabling rapid ramp-up of new technologies, Qrome® corn products are estimated to be in excess of 70% of the Corteva Agriscience™ corn rootworm portfolio in 2020
- **Key Crops:** Corn


PIONEER
BRAND PRODUCTS
P0707Q
BRAND
QROME
QROME

2018 Qrome performance data is based on the average of 244 comparisons made in the United States through Nov. 14, 2018. Comparisons are against all competitors and within a +/- 3 CRM of the competitive brand.

CORTEVA agriscience
Agriculture Division of DowDuPont
62

Enlist™
weed control system

Highlights

Enlist™ Weed Control System sales targeting >$0.5B by 2023

- **Differentiation:**
  - Superior weed control system helps growers maximize yield:
    - Enlist E3™ Soybeans[1] enables growers to use one of the most advanced herbicide technology with Enlist Duo® or Enlist One® herbicides
    - The Enlist Herbicide solutions with new 2,4-D Choline with Colex-D® technology provides ultra low volatility and drift reduction
    - Enlist™ corn stacked with industry leading traits PowerCore® and PowerCore™ Ultra targeted to be best-in-class weed control system in Americas
- **Success to Date:**
  - Enlist™ cotton launched in 2017; Enlist corn commercially available in 2018
  - Enlist E3™ Soybeans launch 2019[2]
- **Anticipated Performance:**
  - Enlist E3™ Soybeans estimated on >10% of U.S. & Canada soybean acres in 2020
    - Completed ~100 licenses
- **Key Crops:** Cotton, corn and soy


Enlist E3
SOYBEANS
Enlist
COTTON
Enlist
CORN
ConkestaE3
TRAITS
Enlist
weed control system
HERBICIDE
RESOURCE MANAGEMENT
Enlist One
Enlist Duo
Enlist Ahead

[1] Enlist E3™ soybeans are jointly developed by Dow AgroSciences and MS Technologies™.
[2] 2018 Limited Commercial Introduction

CORTEVA agriscience
Agriculture Division of DowDuPont
63

Royalty Impact

Moving toward proprietary trait packages

- Royalty costs in 2018 were ~$750 million for all in-licensed traits
- Expected net increase of ~$50 million in 2019 royalty costs due to volumes and mix of current technologies
- Enlist E3™ soybean* in-licensing revenue expected to start in 2019
- Acceleration of Enlist E3™ soybean trait ramp up, Optimum Gly® Canola launch timing and overall licensing opportunities could drive net royalty improvement earlier than plan
- Expect growth of products with proprietary traits

Out-licensing proprietary trait technology drives expanded margins prior to 2023

*Enlist E3™ soybeans are jointly developed by Dow AgroSciences and MS Technologies™.

CORTEVA agriscience
Agriculture Division of DowDuPont
64

Cost-Competitive Operations and Best-in-Class Grower Network

Optimized Global Footprint – Focus on Site Utilization



30+ Countries

~70 Seed production facilities

4,500+ Seed operations employees



Strong Relationships, Strong Seed Yields
Global Support / Regional Responsive Supply Chains
Targeted best-in-class Infrastructure & Cost-Advantages
Best Growing Areas and Growers

CORTEVA agriscience
Agriculture Division of DowDuPont
65

New Crop Protection Products Expected to Drive New Value

New products expected to drive sales growth

Crop Protection Targeted New Product Sales



$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$2B of Cumulative Incremental Growth
$0.7B
$1.6B
$2.6B
2019E
2021E
2023E

- **Crop Protection strong innovation driving above market growth**
- **Diverse portfolio across disciplines and regions**
- **In 2018, delivered >$400MM in new product sales and estimating 75% growth in 2019**
- **Recent or near-term Crop Protection launches include Arylex™, Inatreq™, Rinskor™, Enlist™, Vessarya®, Zorvec™ and Pyraxalt™ supported with additional sales and marketing efforts:**
  - 2019 forecasted to increase by >$100MM

Enlist™ weed control system
Arylex™ active
Rinskor™ active
Isoclast™ active
Pyraxalt™ active
Inatreq™ active
Reklemel™ active
Adavelt™ active
Vessarya® FUNGICIDE

New Product Sales since 2017; incremental growth represents cumulative net benefits from 2019-2023.
Note: 2018 Sales are on a pro forma basis prepared in accordance with Article 11 of Regulation S-X.
Launches pending applicable regulatory approvals.

CORTEVA agriscience
Agriculture Division of DowDuPont
66

Growth Propelled by our Crop Protection Pipeline

Key Crop Protection Platform launches targeted through 2023

	Region	Fruits & Vegetables	Cereal	Soybean	Corn	Rice	Pasture & LM	Oil Seed Rape Sunflower	Other
Herbicides									
Arylex™ active	NA, LA, EMEA, AP		✓	✓			✓	✓	✓
Enlist™ weed control system	NA, LA, EMEA			✓	✓				✓
Rinskor™ active	NA, LA, EMEA, AP				✓	✓	✓		✓
Fungicides									
Inatreq™ active	LA, EMEA, AP	✓	✓						
Vessarya® fungicide	LA			✓					
Zorvec™ active	LA, EMEA, AP	✓							
Adavelt™ active	NA, LA, EMEA, AP	✓	✓			✓		✓	✓
Insecticides and Nematicides									
Isoclast™ active[1]	NA, LA, EMEA, AP	✓	✓	✓		✓			✓
Pyraxalt™ active	AP	✓				✓			
Reklemel™ active	NA, LA, EMEA, AP	✓		✓					✓

[1]2019 anticipated launch in Brazil pending applicable regulatory approvals; previously launched in other markets beginning 2012. Launches pending applicable regulatory approvals.

CORTEVA agriscience
Agriculture Division of DowDuPont
67

Highlights Est. Launch 2019 Targeting sales of >$275MM in 2023 • Differentiation: • Novel fungicide for the management of key diseases in wheat (Septoria), other cereals and banana (black Sigatoka) • New naturally derived fungicide with good safety profile and high efficacy at low use rates • New tool to help manage resistance to other chemistries, no cross resistance to existing chemistries • Favorable toxicological profile • Key Crops: Cereals, fruit and vegetables Note: Pending applicable regulatory reviews. Agriculture Division of DowDuPont 68Highlights Est. Launch 2019 Targeting sales of >$275MM in 2023 • Differentiation: • Novel fungicide for the management of key diseases in wheat (Septoria), other cereals and banana (black Sigatoka) • New naturally derived fungicide with good safety profile and high efficacy at low use rates • New tool to help manage resistance to other chemistries, no cross resistance to existing chemistries • Favorable toxicological profile • Key Crops: Cereals, fruit and vegetables Note: Pending applicable regulatory reviews. Agriculture Division of DowDuPont 68

Reklemel™ active

Highlights

Est. Launch 2021
Targeting peak sales of >$200 MM in 2028

- **Differentiation:**
  - Novel sulfonamide nematicide with a unique mode of action against plant-parasitic nematodes, different from other nematicides on the market
  - True nematicide (no insecticidal or fungicidal activity) making it a highly-effective nematode control solution with a more favorable environmental and toxicological profile than conventional treatments
  - Protects crop roots without compromising beneficial arthropods, pollinators and other organisms that provide useful functions in the crop root zone.
  - Core component of integrated nematode management programs offered by Corteva Agriscience™
- **Key Crops:** Fruits, vegetables and root vegetables, soybean, sugarcane and others



Note: Pending applicable regulatory reviews.

CORTEVA agriscience
Agriculture Division of DowDuPont
69

Adavelt™ active

Highlights

Est. Launch 2023
Targeting peak sales of >$600 MM in 2030

- **Differentiation:**
  - Novel mode-of-action for targeted pathogens outside of cereals
  - Controls a wide range of pathogens including *Septoria spp*, Powdery Mildews, *Botrytis spp*, Anthracnose, *Alternaria*, Scab, *Monilinia* and others
  - Delivers effective control on many crops grown globally, including cereals, grape vines, fruits, tree nuts and vegetables
  - Offers applications which span multiple growth stages for improved efficiency
  - First active ingredient to be released from Corteva Agriscience and our R&D pipeline
- **Key Crops:** Cereals, vegetables, fruits, grape vines and tree nuts



Note: Pending applicable regulatory reviews.

CORTEVA agriscience
Agriculture Division of DowDuPont
70

Shaping the Portfolio of the Future

Driving a best-owner mindset & disciplined portfolio management focus

- **Portfolio Rationalization**
- **Cross Licensing**
- **Organic Growth***
- **Acquisitions**

2018 CP Sales


Off-Patent
76%
Patented
14%
Differentiated
10%

2023E CP Sales Vision*


Off-Patent
50%
Patented
34%
Differentiated
16%

Source: Internal analysis. Crop protection sales are for FY2018 Agriculture division of DWDP.
*Organic sales growth is defined as price and volume, excluding currency and portfolio impact.

*Estimated

CORTEVA agriscience
Agriculture Division of DowDuPont
71

Delivering Competitive Cost Advantages Focus on increasing return on invested capital and accelerating cost synergy delivery Manufacturing Working Capital Cost Synergies Asset Strategies Improvement Meet or exceed cost- Focus on CapEx ROI Inventory Optimization synergy targets Agriculture Division of DowDuPont 72Delivering Competitive Cost Advantages Focus on increasing return on invested capital and accelerating cost synergy delivery Manufacturing Working Capital Cost Synergies Asset Strategies Improvement Meet or exceed cost- Focus on CapEx ROI Inventory Optimization synergy targets Agriculture Division of DowDuPont 72

Business Platform Overview Sid Gorham, President, Digital Business PlatformBusiness Platform Overview Sid Gorham, President, Digital Business Platform

Digital Business Platform: Value to Corteva Agriscience™ Software Sales New Business Business Enablement Models SaaS (Software-as-a- Software to make Corteva Software to make Corteva Service) for farmers, channel more efficient and products more effective branded Granular effective and unlocks new business models Agriculture Division of DowDuPont 74Digital Business Platform: Value to Corteva Agriscience™ Software Sales New Business Business Enablement Models SaaS (Software-as-a- Software to make Corteva Software to make Corteva Service) for farmers, channel more efficient and products more effective branded Granular effective and unlocks new business models Agriculture Division of DowDuPont 74

Value to Farmers Operational, financial and Online collaboration Improve profitability agronomic data between farm and with data-driven in one place trusted partners decisions DATA MANAGEMENT COLLABORATION DECISION MAKING Agriculture Division of DowDuPont 75Value to Farmers Operational, financial and Online collaboration Improve profitability agronomic data between farm and with data-driven in one place trusted partners decisions DATA MANAGEMENT COLLABORATION DECISION MAKING Agriculture Division of DowDuPont 75

How We Will Win… Innovative Software Products • Covering whole farm business • Powerful but simple to use • Connected to Corteva Agriscience™ & industry partners Leveraging Corteva Scale • Global cross-sell with seed and crop protection • Science-driven models with R&D Agriculture Division of DowDuPont 76How We Will Win… Innovative Software Products • Covering whole farm business • Powerful but simple to use • Connected to Corteva Agriscience™ & industry partners Leveraging Corteva Scale • Global cross-sell with seed and crop protection • Science-driven models with R&D Agriculture Division of DowDuPont 76

Covering Whole Farm Business Premium Farm business Science-driven management agronomy recommendations Quick insights into financial and Farmland research agronomic performance and valuation Free Agriculture Division of DowDuPont 77Covering Whole Farm Business Premium Farm business Science-driven management agronomy recommendations Quick insights into financial and Farmland research agronomic performance and valuation Free Agriculture Division of DowDuPont 77

Powerful but Simple to Use • Easy from mobile, tablet & web • Role based collaboration tools • Automated data import • Decision support not decision making Agriculture Division of DowDuPont 78Powerful but Simple to Use • Easy from mobile, tablet & web • Role based collaboration tools • Automated data import • Decision support not decision making Agriculture Division of DowDuPont 78

Connected to Corteva and Partners Shared Components Open API Framework Partner applications Corteva applications Agriculture Division of DowDuPont 79Connected to Corteva and Partners Shared Components Open API Framework Partner applications Corteva applications Agriculture Division of DowDuPont 79

Digital Business Platform: Value to Corteva Agriscience™ Software Sales New Business Business Enablement Models SaaS (Software-as-a- Software to make Corteva Software to make Corteva Service) for farmers, channel more efficient and products more effective branded Granular effective and unlocks new business models Agriculture Division of DowDuPont 80Digital Business Platform: Value to Corteva Agriscience™ Software Sales New Business Business Enablement Models SaaS (Software-as-a- Software to make Corteva Software to make Corteva Service) for farmers, channel more efficient and products more effective branded Granular effective and unlocks new business models Agriculture Division of DowDuPont 80

IT/ERP Update Debra King, SVP, Chief Information Officer IT/ERP Update Debra King, SVP, Chief Information Officer

Enterprise Digitization Strategy to Drive Value- Creation for Business and Customers Internally Externally Pipeline Customer Enterprise Innovation Software 1 ›Automation, data science and ›Enterprise strategy & applications ›SaaS through Granular digital tools in R&D ›Process automation Customer experience Costs ›Data-driven decision-making Farmer profitability Accuracy Customer experience Standalone revenue Speed of new product Cross-selling opportunities Cross-selling opportunities introduction Costs ERP Platform Foundational to Enterprise Digitization Strategy 1 “Software as a service” Agriculture Division of DowDuPont 82Enterprise Digitization Strategy to Drive Value- Creation for Business and Customers Internally Externally Pipeline Customer Enterprise Innovation Software 1 ›Automation, data science and ›Enterprise strategy & applications ›SaaS through Granular digital tools in R&D ›Process automation Customer experience Costs ›Data-driven decision-making Farmer profitability Accuracy Customer experience Standalone revenue Speed of new product Cross-selling opportunities Cross-selling opportunities introduction Costs ERP Platform Foundational to Enterprise Digitization Strategy 1 “Software as a service” Agriculture Division of DowDuPont 82

Shaping Corteva’s Future IT Priorities Aligned to Business Objectives Spin and Operate Integrate Digitize Grow Our People Prepare to operate as an Bring three Drive market leadership IT Workforce for independent company businesses together through enterprise digitization Corteva’s Future Establish an independent, Consolidate systems, Create a data-driven, Build a highly skilled, operationally excellent, simplify operations and automated enterprise diverse, engaged team to secure IT environment processes with the customer at the deliver on Corteva’s center priorities Agriculture Division of DowDuPont 83Shaping Corteva’s Future IT Priorities Aligned to Business Objectives Spin and Operate Integrate Digitize Grow Our People Prepare to operate as an Bring three Drive market leadership IT Workforce for independent company businesses together through enterprise digitization Corteva’s Future Establish an independent, Consolidate systems, Create a data-driven, Build a highly skilled, operationally excellent, simplify operations and automated enterprise diverse, engaged team to secure IT environment processes with the customer at the deliver on Corteva’s center priorities Agriculture Division of DowDuPont 83

Future ERP Platform to Drive Simplified Business Operations

3 heritage businesses
DuPont | Pioneer | DAS

2 Heritage platforms
Seed | Crop Protection

Multiple ERP systems
- Highly customized processes
- Disparate customer experiences
- Limited reporting & analytics capability
- Complex technology landscape

One ERP Platform

- **Simplified, standardized business operating environment**
- **Holistic customer experience**
- **Foundation for continuous productivity, innovation and competitive advantage**

CORTEVA agriscience
Agriculture Division of DowDuPont
84

ERP To Deliver Significant Value Process Automation & Data-Driven Decision-Making Procurement Spending Supply Chain COGS Manufacturing Operating Cost Commercial Sales & Customer Satisfaction Driving Efficiency and Increased Customer Value Agriculture Division of DowDuPont 85ERP To Deliver Significant Value Process Automation & Data-Driven Decision-Making Procurement Spending Supply Chain COGS Manufacturing Operating Cost Commercial Sales & Customer Satisfaction Driving Efficiency and Increased Customer Value Agriculture Division of DowDuPont 85

Phased Approach Enables Business Continuity and Results

2019	2020	2020 - 2021	2022+
Program Strategy, Design and Early Wins	1Q 2020 **First Module Delivered** Savings benefits begin in late 2020, with continuous benefits	**Global Deployment** • All modules delivered in a phased approach • Retirement of heritage ERP systems begins	**ERP Foundation** • All modules deployed globally • Heritage ERP systems fully retired

Digitization to Deliver Value in Parallel with ERP Deployments

ERP Program to Deliver

- Accelerated inventory savings
- Manufacturing cost reductions
- EBITDA improvements

CORTEVA agriscience
Agriculture Division of DowDuPont
86

Enterprise Digitization to Further Drive Efficiencies and Growth Digital Capabilities Voice enabled Personalized messages and Robotic chat in real time Big Data alerts Process Automation Virtual & AI & Augmented Machine Reality Supply chain and Learning Video chat order tracking and virtual transparency Blockchain reality tools ERP Enterprise Foundation Agriculture Division of DowDuPont 87Enterprise Digitization to Further Drive Efficiencies and Growth Digital Capabilities Voice enabled Personalized messages and Robotic chat in real time Big Data alerts Process Automation Virtual & AI & Augmented Machine Reality Supply chain and Learning Video chat order tracking and virtual transparency Blockchain reality tools ERP Enterprise Foundation Agriculture Division of DowDuPont 87

Data-Driven Applications Enable Business and Customer Value Artificial Intelligence Cross-selling App and Blockchain • Beta launch of mobile tool focused on driving top-line Royalties Management revenue by • Leverage AI to manage royalty income Document and expenses • Unlocking insights Intelligence from integrated data • Enable increased data validation, Machine • Strengthening tracking and processing capabilities Learning customer relationships and experience Anti-Counterfeit • Drive continued product integrity and authentication throughout the value chain • Optimize brand protection Smart Contracts • Enable enforcement on violations Blockchain • Improve collaboration Agriculture Division of DowDuPont 88 Dashboard Screen Location ScreenData-Driven Applications Enable Business and Customer Value Artificial Intelligence Cross-selling App and Blockchain • Beta launch of mobile tool focused on driving top-line Royalties Management revenue by • Leverage AI to manage royalty income Document and expenses • Unlocking insights Intelligence from integrated data • Enable increased data validation, Machine • Strengthening tracking and processing capabilities Learning customer relationships and experience Anti-Counterfeit • Drive continued product integrity and authentication throughout the value chain • Optimize brand protection Smart Contracts • Enable enforcement on violations Blockchain • Improve collaboration Agriculture Division of DowDuPont 88 Dashboard Screen Location Screen

R&D Overview Neal Gutterson, SVP, Chief Technology OfficerR&D Overview Neal Gutterson, SVP, Chief Technology Officer

Our R&D Innovation Principles Market driven Disciplined & accountable Global yet local Built to differentiate Focused on productivity Agriculture Division of DowDuPont 90Our R&D Innovation Principles Market driven Disciplined & accountable Global yet local Built to differentiate Focused on productivity Agriculture Division of DowDuPont 90

Differentiated, Market-Driven Innovation ü Increase profitability, performance and simplicity for our customers ü Anticipate and meet consumer expectations/preferences ü Proactively develop solutions with extended durability ü Anticipate and solve evolving environmental or regulatory concerns Agriculture Division of DowDuPont 91Differentiated, Market-Driven Innovation ü Increase profitability, performance and simplicity for our customers ü Anticipate and meet consumer expectations/preferences ü Proactively develop solutions with extended durability ü Anticipate and solve evolving environmental or regulatory concerns Agriculture Division of DowDuPont 91

Business-Driven Innovation Business Platforms Seed Crop Protection Digital Innovation Priorities Disruptive Business Opportunities Agriculture Division of DowDuPont 92Business-Driven Innovation Business Platforms Seed Crop Protection Digital Innovation Priorities Disruptive Business Opportunities Agriculture Division of DowDuPont 92

Disciplined and Accountable: Structure Functions of GIIF Global Innovation › Strategic alignment across categories Investment Forum (GIIF) › Capital and resource allocation among categories Crop Protection Seeds Portfolio Digital Portfolio Disruptive Portfolio Portfolio Composition of portfolio teams: Functions of portfolio teams: › Portfolio and platform leadership › Portfolio prioritization › R&D leadership › Governance › Project managers › Project funding/resourcing Agriculture Division of DowDuPont 93Disciplined and Accountable: Structure Functions of GIIF Global Innovation › Strategic alignment across categories Investment Forum (GIIF) › Capital and resource allocation among categories Crop Protection Seeds Portfolio Digital Portfolio Disruptive Portfolio Portfolio Composition of portfolio teams: Functions of portfolio teams: › Portfolio and platform leadership › Portfolio prioritization › R&D leadership › Governance › Project managers › Project funding/resourcing Agriculture Division of DowDuPont 93

Disciplined and Accountable: Process Product Program Governance Development Management Discipline Seed & Traits Stages and Gates Advance Crop Protection Delay Digital Terminate & Reallocate Learning Model Disruptive Business Innovations Agriculture Division of DowDuPont 94Disciplined and Accountable: Process Product Program Governance Development Management Discipline Seed & Traits Stages and Gates Advance Crop Protection Delay Digital Terminate & Reallocate Learning Model Disruptive Business Innovations Agriculture Division of DowDuPont 94

Proof Point: Innovation Pipeline Advancements in 2018 Crop Protection and Seed and Trait 1 1 1 3 5 0 2 3 4 6 1 7 2 Operate 2 2 Existing Ramp-up CP 1 Launch Pre-Launch Development Pre- Seed and Development Proof of Trait Lead Concept Identification Agriculture Division of DowDuPont 95Proof Point: Innovation Pipeline Advancements in 2018 Crop Protection and Seed and Trait 1 1 1 3 5 0 2 3 4 6 1 7 2 Operate 2 2 Existing Ramp-up CP 1 Launch Pre-Launch Development Pre- Seed and Development Proof of Trait Lead Concept Identification Agriculture Division of DowDuPont 95

Global Yet Local: Effectiveness and Efficiency

Global Scale

- State-of-the-art research hubs
- Best-in-class infrastructure
- Industry-leading synthetic and formulation chemistry expertise
- Leading-edge genomic expertise, data analytics

+

Local Application

- 150+ R&D facilities in 32 countries
- Regional lab network
- Multi-platform research centers
- Local partnerships and collaborations

=

Results

- Business connectivity at all levels
- Localized farmer and consumer insights
- Early issue identification
- Solutions tailored for local environment
- Greater ability to identify cross-platform opportunities
- In-country testing

CORTEVA agriscience
Agriculture Division of DowDuPont
96

Industry-Leading R&D Capabilities Seed Focus Crop Protection Focus Genomics & Biotech Advanced Data Science Chemistry Formulation Natural Breeding Phenotyping Discovery & Process Products Systems Chemistry Digital Agriculture Division of DowDuPont 97Industry-Leading R&D Capabilities Seed Focus Crop Protection Focus Genomics & Biotech Advanced Data Science Chemistry Formulation Natural Breeding Phenotyping Discovery & Process Products Systems Chemistry Digital Agriculture Division of DowDuPont 97

Diverse Innovation Relationships Agriculture Division of DowDuPont 98Diverse Innovation Relationships Agriculture Division of DowDuPont 98

Built to Differentiate: Sources of Value for Farmers IN THE SEED Breeding Biotech ON THE FARM Crop Digital / Protection Agronomy ON THE SEED Seed-Applied Technology Agriculture Division of DowDuPont 99Built to Differentiate: Sources of Value for Farmers IN THE SEED Breeding Biotech ON THE FARM Crop Digital / Protection Agronomy ON THE SEED Seed-Applied Technology Agriculture Division of DowDuPont 99

Built to Differentiate: Our Germplasm Advantage Digital Breeding Systems Cutting-edge Assessment Tools Greenhouse and field automation Population genomics Advanced phenotyping & analytics Agriculture Division of DowDuPont 100Built to Differentiate: Our Germplasm Advantage Digital Breeding Systems Cutting-edge Assessment Tools Greenhouse and field automation Population genomics Advanced phenotyping & analytics Agriculture Division of DowDuPont 100

Proof Point: Sustained Pipeline of Trait Innovation

Near- to Mid-Term

- Conkesta E3 Soja Enlist
- ProPound™ Advanced Canola Meal
- Optimum GLY® Herbicide Tolerance
- Enlist E3 Soybeans
- PowerCore® Ultra
- Qrome™

Long-Term

Corn:
- New MOA Lepidopteran Protection Below III
- New MOA Lepidopteran Protection Below IV
- Multiple Mode Herbicide Tolerance

Soy:
- Plenish® High Oleic Soybeans with MMHT
- Multiple Mode Herbicide Tolerance II
- New MOA Lepidopteran Protection
- Asian Soybean Rust Resistance

Actives:
- Robust set of actives in early stage discovery

Note: Pending applicable regulatory reviews.

CORTEVA agriscience
Agriculture Division of DowDuPont
101

Built to Differentiate: Targeted Breeding Potential product benefits › Disease Resistance › Output Traits › Yield and Yield Stability Broadest CRISPR patent Near-term product to market estate in the agriculture Waxy corn hybrids industry › Increased yield Next product in pipeline High oleic – low linoleic soybean › Healthier › Greater stability for processors Agriculture Division of DowDuPont 102Built to Differentiate: Targeted Breeding Potential product benefits › Disease Resistance › Output Traits › Yield and Yield Stability Broadest CRISPR patent Near-term product to market estate in the agriculture Waxy corn hybrids industry › Increased yield Next product in pipeline High oleic – low linoleic soybean › Healthier › Greater stability for processors Agriculture Division of DowDuPont 102

Built to Differentiate: Natural and Naturally Derived Products Expanding our leadership position in green solutions Innovating three 3rd- generations of generation actives from one solution natural product 2019 Expected Launch: 2023: Expanded use in New mode of action for variety of fruits and addressing Asian › Cereal crops in vegetables globally, Soybean Rust Europe including cereals, › Bananas in various vines, fruits, nuts and markets vegetables Note: Pending regulatory approvals Agriculture Division of DowDuPont 103Built to Differentiate: Natural and Naturally Derived Products Expanding our leadership position in green solutions Innovating three 3rd- generations of generation actives from one solution natural product 2019 Expected Launch: 2023: Expanded use in New mode of action for variety of fruits and addressing Asian › Cereal crops in vegetables globally, Soybean Rust Europe including cereals, › Bananas in various vines, fruits, nuts and markets vegetables Note: Pending regulatory approvals Agriculture Division of DowDuPont 103

Built to Differentiate: Cross-Platform Solutions

Paving way for extended value capture

Integrated solutions for Asian Soybean Rust (ASR)


Chemistry
Digital
Transgenic Trait
Native Trait


~ Estimated $2B / year opportunity in Brazil alone

CORTEVA agriscience
Agriculture Division of DowDuPont
104

Corteva Agriscience™ is a Digital Company

Internally → Externally

R&D	Enterprise	Customer Software
› Automation, data science and digital tools in R&D • Costs • Accuracy • Speed of new product introduction	› Enterprise strategy & applications › Process automation › Data-driven decision-making • Customer experience • Cross-selling opportunities • Costs	› SaaS[1] through Granular • Customer experience • Farmer profitability • Standalone revenue • Cross-selling opportunities

Corteva Digital Strategy Focused on Driving Greater Efficiency and Increased Customer Value

[1] "Software as a service"

CORTEVA agriscience
Agriculture Division of DowDuPont
105

Built to Differentiate: Digital R&D Enhanced Research Outcomes Smarter, Simpler Farmer Solutions Sample Research Tools › Granular Tools › Crop Health Index › Molecular characterization › Crop Modeling › High-resolution phenotyping › Mobile Ear Photometry › Predictive analytics and breeding › Remoting sensing › Multipurpose Customer Tools › Drone Software › Scale› Data-driven › Actionable data › Data and result decision making› Integrated data quality› Speed of product › Decision support › Cost reduction development › Prediction Improved insights leading to more successful outcomes Agriculture Division of DowDuPont 106Built to Differentiate: Digital R&D Enhanced Research Outcomes Smarter, Simpler Farmer Solutions Sample Research Tools › Granular Tools › Crop Health Index › Molecular characterization › Crop Modeling › High-resolution phenotyping › Mobile Ear Photometry › Predictive analytics and breeding › Remoting sensing › Multipurpose Customer Tools › Drone Software › Scale› Data-driven › Actionable data › Data and result decision making› Integrated data quality› Speed of product › Decision support › Cost reduction development › Prediction Improved insights leading to more successful outcomes Agriculture Division of DowDuPont 106

Focused on Productivity: Internal Efficiencies and Quality Improvements High throughput sequencing Genomics data analysis Year No of days Cost Year Data points Per unit cost 2016 180 $142K 2007 28.8MM $ .35 2017 21 $ 55K 2017 700MM $ .05 2018 9 $ 35K High throughput screening Field analytics Year Plates/week Data points 2014 2016 2018 2010 25-50 2.5K-5K Flights 126 1,519 12,807 2014 100-150 60K-90K Countries 1 8 15 2016 200-250 180K-225K Crops 1 5 9 2018 400-500 360K-450K Plots (MM) 0.5 6.1 51 Agriculture Division of DowDuPont 107Focused on Productivity: Internal Efficiencies and Quality Improvements High throughput sequencing Genomics data analysis Year No of days Cost Year Data points Per unit cost 2016 180 $142K 2007 28.8MM $ .35 2017 21 $ 55K 2017 700MM $ .05 2018 9 $ 35K High throughput screening Field analytics Year Plates/week Data points 2014 2016 2018 2010 25-50 2.5K-5K Flights 126 1,519 12,807 2014 100-150 60K-90K Countries 1 8 15 2016 200-250 180K-225K Crops 1 5 9 2018 400-500 360K-450K Plots (MM) 0.5 6.1 51 Agriculture Division of DowDuPont 107

R&D Innovation Principles Market driven Disciplined & accountable Global yet local Built to differentiate Focused on productivity Agriculture Division of DowDuPont 108R&D Innovation Principles Market driven Disciplined & accountable Global yet local Built to differentiate Focused on productivity Agriculture Division of DowDuPont 108

Q&A Agriculture Division of DowDuPont 17 Insert Risk ClassificationQ&A Agriculture Division of DowDuPont 17 Insert Risk Classification

Corteva is Positioned to Deliver Shareholder Value Market and Innovative pipeline channel presence Margin expansion Balanced portfolio Above market Best team growth Agriculture Division of DowDuPont 110Corteva is Positioned to Deliver Shareholder Value Market and Innovative pipeline channel presence Margin expansion Balanced portfolio Above market Best team growth Agriculture Division of DowDuPont 110

James C. Collins, Jr. will be the chief executive officer of Corteva. He was previously chief operating officer for the Agriculture Division of DowDuPont. Prior to the DowDuPont merger, he was an executive vice president at DuPont responsible for the company’s Agriculture segment, including DuPont Crop Protection and Pioneer. Over the past year, he has led the integration of Dow AgroSciences into the division, making Corteva a leading pure-play agriculture business offering a comprehensive, balanced and diverse seed, crop protection and digital service solutions portfolio with a focus on helping farmers maximize the value of their investment through high-performing genetics and effective science-based solutions. Since the DowDuPont merger, Mr. Collins has worked with the division’s leadership to put in place the foundation that will drive Corteva’s top and bottom line performance into the future, while delivering cost synergies. This includes introducing a variety of new products from its significant innovation pipeline, successfully launching its new multi-channel, multi-brand growth strategy, and establishing a best-in-class cost structure. Mr. Collins joined DuPont in 1984 and has served in a variety of roles supporting and leading DuPont businesses. His work in the Agriculture segment began about 35 years ago, as a sales representative and product manager, and he subsequently served in a variety of roles supporting DuPont’s seed and crop protection businesses around the world. Prior to leading the Agriculture segment, a role he took in 2016, Mr. Collins spent the previous three years leading two of Jim Collins DuPont’s other large business segments, Performance Materials and Electronics & Communications. Chief Executive Officer Mr. Collins has a bachelor’s degree of science in Chemical Engineering from Christian Brothers College and an MBA from the University of Delaware. Agriculture Division of DowDuPont 111James C. Collins, Jr. will be the chief executive officer of Corteva. He was previously chief operating officer for the Agriculture Division of DowDuPont. Prior to the DowDuPont merger, he was an executive vice president at DuPont responsible for the company’s Agriculture segment, including DuPont Crop Protection and Pioneer. Over the past year, he has led the integration of Dow AgroSciences into the division, making Corteva a leading pure-play agriculture business offering a comprehensive, balanced and diverse seed, crop protection and digital service solutions portfolio with a focus on helping farmers maximize the value of their investment through high-performing genetics and effective science-based solutions. Since the DowDuPont merger, Mr. Collins has worked with the division’s leadership to put in place the foundation that will drive Corteva’s top and bottom line performance into the future, while delivering cost synergies. This includes introducing a variety of new products from its significant innovation pipeline, successfully launching its new multi-channel, multi-brand growth strategy, and establishing a best-in-class cost structure. Mr. Collins joined DuPont in 1984 and has served in a variety of roles supporting and leading DuPont businesses. His work in the Agriculture segment began about 35 years ago, as a sales representative and product manager, and he subsequently served in a variety of roles supporting DuPont’s seed and crop protection businesses around the world. Prior to leading the Agriculture segment, a role he took in 2016, Mr. Collins spent the previous three years leading two of Jim Collins DuPont’s other large business segments, Performance Materials and Electronics & Communications. Chief Executive Officer Mr. Collins has a bachelor’s degree of science in Chemical Engineering from Christian Brothers College and an MBA from the University of Delaware. Agriculture Division of DowDuPont 111

Greg Friedman will be executive vice president, chief financial officer, of Corteva Agriscience™. Prior to this appointment, Mr. Friedman served as the vice president, Investor Relations for DuPont and currently leads the finance organization for the Agriculture Division of DowDuPont. Mr. Friedman has worked with company’s leadership since the close of the DowDuPont merger to instill a disciplined culture focused on accelerating cost competitiveness and growth. This has included establishing a capital structure for the future company reflective of its commitment to shareholder value – and strengthening an approach to innovation investment that prioritizes returns and maximizes productivity for the business and its customers. Mr. Friedman joined DuPont in 2001 as chief financial officer of an electronics joint venture. Since this time and throughout his nearly 30-year career, he has supported and led business growth through a variety of divisional and enterprise finance roles. His background spans a number of consumer-focused industry sectors, and has included more than a decade in Agriculture. In DuPont, Mr. Friedman has led financial risk management and cash operations as assistant treasurer, served as chief financial officer of DuPont Pioneer, and – prior to his appointment to vice president Investor Relations – served as DuPont general auditor and chief ethics & compliance leader. Greg Friedman Mr. Friedman earned an MBA from the Anderson School of Management at the University of Executive Vice California, Los Angeles, and earned a Bachelor of Science in Accounting from the University of Southern California. Mr. Friedman is a certified public accountant (inactive). President Chief Financial Officer Agriculture Division of DowDuPont 112Greg Friedman will be executive vice president, chief financial officer, of Corteva Agriscience™. Prior to this appointment, Mr. Friedman served as the vice president, Investor Relations for DuPont and currently leads the finance organization for the Agriculture Division of DowDuPont. Mr. Friedman has worked with company’s leadership since the close of the DowDuPont merger to instill a disciplined culture focused on accelerating cost competitiveness and growth. This has included establishing a capital structure for the future company reflective of its commitment to shareholder value – and strengthening an approach to innovation investment that prioritizes returns and maximizes productivity for the business and its customers. Mr. Friedman joined DuPont in 2001 as chief financial officer of an electronics joint venture. Since this time and throughout his nearly 30-year career, he has supported and led business growth through a variety of divisional and enterprise finance roles. His background spans a number of consumer-focused industry sectors, and has included more than a decade in Agriculture. In DuPont, Mr. Friedman has led financial risk management and cash operations as assistant treasurer, served as chief financial officer of DuPont Pioneer, and – prior to his appointment to vice president Investor Relations – served as DuPont general auditor and chief ethics & compliance leader. Greg Friedman Mr. Friedman earned an MBA from the Anderson School of Management at the University of Executive Vice California, Los Angeles, and earned a Bachelor of Science in Accounting from the University of Southern California. Mr. Friedman is a certified public accountant (inactive). President Chief Financial Officer Agriculture Division of DowDuPont 112

Rajan Gajaria is Executive Vice President, Business Platforms, for Corteva Agriscience™, Agriculture Division of DowDuPont. Mr. Gajaria is responsible for shaping the global business strategy, defining capital and R&D investment priorities, as well as overseeing the supply chain for Corteva Agriscience Crop Protection products and Seed business around the world. Most recently, he served as Vice President, Crop Protection Business Platform. His career spans several decades, continents and functions as he helps build the business and advocate for modern agriculture. Mr. Gajaria originally joined Dow AgroSciences’ Indian joint venture partner in Mumbai. He served in sales and marketing roles as well as in human resources before moving to the company’s global headquarters in Indianapolis, Indiana. He advanced through leadership roles in corporate strategy, marketing, and e-business before serving as Global Supply Chain Director. He was named Marketing Director for the company’s U.S. business before being tapped to lead Latin America and Asia Pacific geographies. Before the DowDuPont merger, he served as Vice President, Latin America and North America, for Dow AgroSciences. Mr. Gajaria earned a bachelor’s degree in electrical engineering from the University of Bombay Rajan Gajaria in Mumbai, India, and a master’s degree from the Indian Institute of Management in Lucknow, India. He is certified as a Six Sigma Black Belt and is a graduate of the Executive Development Executive Vice Program at Babson College in Wellesley, Massachusetts. President, Business Platforms Agriculture Division of DowDuPont 113Rajan Gajaria is Executive Vice President, Business Platforms, for Corteva Agriscience™, Agriculture Division of DowDuPont. Mr. Gajaria is responsible for shaping the global business strategy, defining capital and R&D investment priorities, as well as overseeing the supply chain for Corteva Agriscience Crop Protection products and Seed business around the world. Most recently, he served as Vice President, Crop Protection Business Platform. His career spans several decades, continents and functions as he helps build the business and advocate for modern agriculture. Mr. Gajaria originally joined Dow AgroSciences’ Indian joint venture partner in Mumbai. He served in sales and marketing roles as well as in human resources before moving to the company’s global headquarters in Indianapolis, Indiana. He advanced through leadership roles in corporate strategy, marketing, and e-business before serving as Global Supply Chain Director. He was named Marketing Director for the company’s U.S. business before being tapped to lead Latin America and Asia Pacific geographies. Before the DowDuPont merger, he served as Vice President, Latin America and North America, for Dow AgroSciences. Mr. Gajaria earned a bachelor’s degree in electrical engineering from the University of Bombay Rajan Gajaria in Mumbai, India, and a master’s degree from the Indian Institute of Management in Lucknow, India. He is certified as a Six Sigma Black Belt and is a graduate of the Executive Development Executive Vice Program at Babson College in Wellesley, Massachusetts. President, Business Platforms Agriculture Division of DowDuPont 113

Tim Glenn is Executive Vice President, Chief Commercial Officer of Corteva Agriscience™, Agriculture Division of DowDuPont. Mr. Glenn leads the global commercial organization, which has six commercial regions – Asia Pacific, Latin America, Africa & Middle East, Europe, U.S. and Canada – and the Global Commercial Effectiveness function. Most recently, he served as Vice President, Global Seed Business Platform for Corteva Agriscience. Mr. Glenn joined Pioneer Hi-Bred in 1991, and held a variety of marketing roles working in seed markets around the world. In 1997, he joined Dow AgroSciences as Corn Product Manager, Mycogen Seeds, and served in key sales and business leadership roles in the Crop Protection and Seeds businesses of Dow AgroSciences. He rejoined Pioneer in 2006 as Director, North America Marketing. He held other leadership positions including Regional Business Director, Latin America and Canada; Vice President, Integrated Operations and Commercial Effectiveness for the DuPont Pioneer business. In 2015, he was appointed President, DuPont Crop Protection. Tim Glenn Executive Vice Mr. Glenn earned his Bachelor of Science from Iowa State University, College of Agriculture, and a Master of Business Administration from Santa Clara University Leavey School of Business. President, Chief Commercial Officer Agriculture Division of DowDuPont 114Tim Glenn is Executive Vice President, Chief Commercial Officer of Corteva Agriscience™, Agriculture Division of DowDuPont. Mr. Glenn leads the global commercial organization, which has six commercial regions – Asia Pacific, Latin America, Africa & Middle East, Europe, U.S. and Canada – and the Global Commercial Effectiveness function. Most recently, he served as Vice President, Global Seed Business Platform for Corteva Agriscience. Mr. Glenn joined Pioneer Hi-Bred in 1991, and held a variety of marketing roles working in seed markets around the world. In 1997, he joined Dow AgroSciences as Corn Product Manager, Mycogen Seeds, and served in key sales and business leadership roles in the Crop Protection and Seeds businesses of Dow AgroSciences. He rejoined Pioneer in 2006 as Director, North America Marketing. He held other leadership positions including Regional Business Director, Latin America and Canada; Vice President, Integrated Operations and Commercial Effectiveness for the DuPont Pioneer business. In 2015, he was appointed President, DuPont Crop Protection. Tim Glenn Executive Vice Mr. Glenn earned his Bachelor of Science from Iowa State University, College of Agriculture, and a Master of Business Administration from Santa Clara University Leavey School of Business. President, Chief Commercial Officer Agriculture Division of DowDuPont 114

Neal Gutterson
Senior Vice President, Chief Technology Officer

Neal Gutterson joined DuPont Pioneer in 2014 as the Vice President, Ag Biotech R&D; assumed current global role in 2016.

He is responsible for leading all of R&D to create innovative agricultural products, services and integrated solutions for farmers and consumers.

Previously president, CEO and board member of Mendel Biotechnology, Mr. Gutterson also earlier held other senior R&D roles at biotechnology start-ups.

He has built his career through a series of progressively more senior R&D roles at biotechnology start-up companies, including Advanced Genetic Sciences and DNA Plant Technology Corporation.

Neal serves on CIMMYT Board of Trustees where he is program committee chair.

He holds a Bachelor of Science in chemistry from Yale University and a doctorate in biochemistry from the University of California, Berkeley.

Neal is a named inventor on more than 30 patents and pending patent applications.

CORTEVA agriscience
Agriculture Division of DowDuPont
115

Debra King

Senior Vice President, Chief Information Officer

Debra King is the leader of Information Technology for Corteva Agriscience™, the Agriculture Division of DowDuPont™. In this role, she is leading efforts to enable the spin of Corteva from DowDuPont in June 2019. She is also leading a technology strategy that includes Corteva's enterprise digitization program, while helping develop the organization to support Corteva's purpose - to enrich the lives of those who produce and those who consume, ensuring progress for generations to come.

Ms. King joined Corteva in 2017 from Pfizer, where she led IT in varying roles partnered across the business, from R&D through Commercial, delivering several business transformation programs and running global services and operations. She joined Pfizer in 2002, after various technology consulting engagements across Finance, Entertainment and Life Sciences sectors.

Ms. King is known for her passionate customer focus, relentless drive for innovation and clear commitment to excellence. She has a strong track record of building and leading high-performing teams, driving business transformations with IT strategy, and managing global, complex operations at scale. Digital, analytics, enterprise platforms, collaboration and global services, among others, are a few specialty areas where she has translated technology innovations into business value drivers across the enterprise.

Ms. King earned her Bachelor of Arts in Computer Science from Stern College in New York.

CORTEVA agriscience
Agriculture Division of DowDuPont
116

Judd O'Connor
President, U.S. Commercial Business

Judd O'Connor is President of the U.S. Commercial Business for Corteva Agriscience™. In this role, Judd provides leadership for five Commercial Units responsible for both the seed and crop protection business in the U.S. The Commercial Units are structured to meet business objectives and deliver the outstanding products and services that growers expect.

Previously, Judd was Vice President of DuPont Pioneer, with responsibility for integration activities supporting the DowDuPont merger.

Mr. O'Connor first joined Pioneer in 1999 after beginning his career in the crop protection industry. He has held various leadership positions in the Pioneer sales organization, including Business Director and Vice President. Mr. O'Connor also served the DuPont organization as President, DuPont Latin America, located in Sao Paulo, Brazil. After returning to the U.S. from his Latin America role, he served as Vice President, Integrated Operations for DuPont Pioneer with additional responsibility for Safety, Health, and Environment (SHE), Global Commercial Effectiveness, and Seed Treatment Enterprise.

Mr. O'Connor earned a bachelor's degree in Agricultural Economics from Kansas State University.

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Agriculture Division of DowDuPont
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Sid Gorham is President, Digital Business Platform, for Corteva Agriscience™. In this role, Sid leads the Digital Business strategy for Corteva Agriscience and serves as CEO of Granular. Granular is a wholly-owned subsidiary of Corteva Agriscience and is responsible for all software and analytics products. Today, the Granular platform includes a suite of farm management software (Granular Business and Granular Agronomy by Encirca), the leading farmland real estate analysis tool (AcreValue), and precision agronomy software for ag retailers (AgStudio). Sid has built and led technology businesses in the food, agriculture, media, and telecom industries. He co-founded Granular in 2014 which was acquired by DuPont (now Corteva Agriscience™) in 2017. Prior to Granular, Sid was CEO of Telephia, a telecom analytics company acquired by Nielsen, and COO of OpenTable, the leading restaurant reservation network. Sid earned a Bachelor of Arts in English Literature from Trinity College and a Masters in Business Administration from UC Berkeley. Sid Gorham President, Digital Business Platform Agriculture Division of DowDuPont 118Sid Gorham is President, Digital Business Platform, for Corteva Agriscience™. In this role, Sid leads the Digital Business strategy for Corteva Agriscience and serves as CEO of Granular. Granular is a wholly-owned subsidiary of Corteva Agriscience and is responsible for all software and analytics products. Today, the Granular platform includes a suite of farm management software (Granular Business and Granular Agronomy by Encirca), the leading farmland real estate analysis tool (AcreValue), and precision agronomy software for ag retailers (AgStudio). Sid has built and led technology businesses in the food, agriculture, media, and telecom industries. He co-founded Granular in 2014 which was acquired by DuPont (now Corteva Agriscience™) in 2017. Prior to Granular, Sid was CEO of Telephia, a telecom analytics company acquired by Nielsen, and COO of OpenTable, the leading restaurant reservation network. Sid earned a Bachelor of Arts in English Literature from Trinity College and a Masters in Business Administration from UC Berkeley. Sid Gorham President, Digital Business Platform Agriculture Division of DowDuPont 118

Megan Britt will be the Investor Relations Director for Corteva Agriscience™. Prior to this appointment, Ms. Britt led value capture initiatives for the Agriculture Division of DowDuPont and, since the close of the DowDuPont merger, has worked with senior leadership to shape cost synergy identification and realization. In her appointment to Investor Relations, Ms. Britt will drive the shareholder engagement strategy and lead investor relations activities for the Agriculture Division. During Ms. Britt’s nearly 20-year career, she has supported business strategy and development through a number of marketing and finance leadership positions in the agriculture and health & nutrition sectors. Since joining DuPont in 2000, Ms. Britt has led business development, corporate ventures and mergers & acquisitions strategy for various businesses – including DuPont Pioneer, where Ms. Britt led investment and product strategy. Through prior ventures and investment leadership roles, Ms. Britt worked with senior management and alongside product planning and commercial launch teams to design disciplined product launch processes and shape long-term growth strategies in seeds and traits. Ms. Britt has a Bachelor’s of Science degree in agricultural and applied economics from Texas Tech Megan D. Britt University. She also received a Master of Science in agricultural and applied economics with a Director of Investor specialization in econometrics from Texas Tech University. Relations Agriculture Division of DowDuPont 119Megan Britt will be the Investor Relations Director for Corteva Agriscience™. Prior to this appointment, Ms. Britt led value capture initiatives for the Agriculture Division of DowDuPont and, since the close of the DowDuPont merger, has worked with senior leadership to shape cost synergy identification and realization. In her appointment to Investor Relations, Ms. Britt will drive the shareholder engagement strategy and lead investor relations activities for the Agriculture Division. During Ms. Britt’s nearly 20-year career, she has supported business strategy and development through a number of marketing and finance leadership positions in the agriculture and health & nutrition sectors. Since joining DuPont in 2000, Ms. Britt has led business development, corporate ventures and mergers & acquisitions strategy for various businesses – including DuPont Pioneer, where Ms. Britt led investment and product strategy. Through prior ventures and investment leadership roles, Ms. Britt worked with senior management and alongside product planning and commercial launch teams to design disciplined product launch processes and shape long-term growth strategies in seeds and traits. Ms. Britt has a Bachelor’s of Science degree in agricultural and applied economics from Texas Tech Megan D. Britt University. She also received a Master of Science in agricultural and applied economics with a Director of Investor specialization in econometrics from Texas Tech University. Relations Agriculture Division of DowDuPont 119

Important Notices ® Agrisure® and Agrisure Viptera®are registered trademarks of, and used under license from, a Syngenta Group Company. Agrisure® technology incorporated into DO NOT APPLY DICAMBA HERBICIDE IN-CROP TO SOYBEANS WITH Roundup Ready 2 Xtend technology unless you use a dicamba herbicide these seeds is commercialized under a license from Syngenta Crop Protection AG. product that is specifically labeled for that use in the location where you intend to make the application. IT IS A VIOLATION OF FEDERAL AND STATE ® YieldGard®, the YieldGard Corn Borer Design and Roundup Ready®are registered trademarks used under license from Monsanto Company. LAW TO MAKE AN IN-CROP APPLICATION OF ANY DICAMBA HERBICIDE PRODUCT ON SOYBEANS WITH Roundup Ready 2 Xtend technology, OR Liberty®, LibertyLink®, the Water Droplet Design are trademarks of Bayer. ANY OTHER PESTICIDE APPLICATION, UNLESS THE PRODUCT LABELING SPECIFICALLY AUTHORIZES THE USE. Contact the U.S. EPA and your state pesticide regulatory agency with any questions about the approval status of dicamba herbicide products for in-crop use with soybeans with DuPont™ Lumisena™ fungicide seed treatment became available commercially on Pioneer® brand soybeans in the United States for the 2018 crop year. See ® Roundup Ready 2 Xtend technology. your local Pioneer sales representative for details. ® ALWAYS READ AND FOLLOW PESTICIDE LABEL DIRECTIONS. Soybeans with Roundup Ready 2 Xtend technology contain genes that confer tolerance to glyphosate and dicamba. Glyphosate herbicides will kill crops that are not tolerant to glyphosate. Dicamba will kill crops that are not tolerant to dicamba. ® POWERCORE® SmartStax®multi-event technology developed by Dow AgroSciences and Monsanto. ®SmartStax and the SmartStax Logo are registered Roundup Ready 2 Xtend is a registered trademark of Monsanto Technology LLC used under license. trademarks of Monsanto Technology LLC. ® Always follow grain marketing, stewardship practices and pesticide label directions. Roundup Ready crops contain genes that confer tolerance to glyphosate, the ® ® ® Enlist E3™ soybeans jointly developed by Dow AgroSciences and MS Technologies active ingredient in Roundup brand agricultural herbicides. Roundup brand agricultural herbicides will kill crops that are not tolerant to glyphosate. Genuity , ® ® Roundup and Roundup Ready 2 Yield are registered trademarks of Monsanto Technology LLC used under license. Individual results may vary, and Pioneer corn products vs competitor products – On Farm. Comparisons are against all competitors, unless otherwise stated, and within +/- 3 CRM of the performance may vary from location to location and from year to year. This result may not be an indicator of results you may obtain as local growing, soil and competitive brand. Product responses are variable and subject to any number of environmental, disease and pest pressures. Individual results may vary. weather conditions may vary. Growers should evaluate data from multiple locations and years whenever possible. ® A-series data based on an average of 2016-2017 comparisons made in the U.S. through November 29, 2017. Comparisons are against all competitors, unless Qrome products are approved for cultivation in the U.S. and Canada and have also received import approval in a number of importing countries. DuPont otherwise stated, and within +/- 3 RM of the competitive brand. Product responses are variable and subject to a number of environmental, disease, and pest Pioneer continues to pursue additional import approvals for Qrome products, including in China, in accordance with Excellence Through Stewardship Product pressures. Individual results may vary. Multi-year and multi-location data are a better predictor of future performance. DO NOT USE THIS OR ANY OTHER Launch Guidance. DATA FROM A LIMITED NUMBER OF TRIALS AS A SIGNIFICANT FACTOR IN PRODUCT SELECTION. Refer to www.pioneer.com/products or contact a ® Pioneer sales representative or authorized dealer for the latest and complete listing of traits and scores for each Pioneer® brand product. Plenish high oleic soybeans have an enhanced oil profile and are produced and channeled under contract to specific grain markets. Growers should refer to the DuPont Pioneer Product Use Guide on www.pioneer.com/stewardship for more information. Supplemental unaudited pro forma information for DowDuPont is presented to illustrate the estimated effects of the Merger, assuming that the Merger had been consummated on January 1, 2017. For 2017, activity prior to August 31, 2017 (the “Merger Date”) was prepared on a pro forma basis and activity after the Components of LumiGEN™ technologies for soybeans are applied at a Corteva Agriscience™, Agriculture Division of DowDuPont production facility, or by an Merger Date was prepared on a combined U.S. GAAP basis. The unaudited pro forma information was prepared in accordance with Article 11 of Regulation S-X. independent sales representative of Corteva Agriscience™ or its affiliates. Not all sales representatives offer treatment services, and costs and other charges may Pro forma adjustments have been made (1) accounting policy alignment, (2) eliminate the impact of transactions between Dow and DuPont, and (3) eliminate the vary. See your sales representative for details. Seed applied technologies exclusive to Corteva Agriscience™ and its affiliates. effect of consummated or probable and identifiable divestitures agreed to with certain regulatory agencies as a condition of approval for the Merger. ® ® Pioneer brand products are provided subject to the terms and conditions of purchase which are part of the labeling and purchase documents. Encirca services ® TM SM ©2018 DowDuPont. All rights reserved are provided subject to the terms and conditions of purchase which are part of the purchase documents. , , Trademarks and service marks of DuPont, Dow AgroSciences or Pioneer, and their affiliated companies or their respective owners. © 2018 PHII. ® ® Herculex Insect Protection technology by Dow AgroSciences and Pioneer Hi-Bred. Herculex and the HX logo are registered trademarks of Dow AgroSciences LLC. Agriculture Division of DowDuPont 120Important Notices ® Agrisure® and Agrisure Viptera®are registered trademarks of, and used under license from, a Syngenta Group Company. Agrisure® technology incorporated into DO NOT APPLY DICAMBA HERBICIDE IN-CROP TO SOYBEANS WITH Roundup Ready 2 Xtend technology unless you use a dicamba herbicide these seeds is commercialized under a license from Syngenta Crop Protection AG. product that is specifically labeled for that use in the location where you intend to make the application. IT IS A VIOLATION OF FEDERAL AND STATE ® YieldGard®, the YieldGard Corn Borer Design and Roundup Ready®are registered trademarks used under license from Monsanto Company. LAW TO MAKE AN IN-CROP APPLICATION OF ANY DICAMBA HERBICIDE PRODUCT ON SOYBEANS WITH Roundup Ready 2 Xtend technology, OR Liberty®, LibertyLink®, the Water Droplet Design are trademarks of Bayer. ANY OTHER PESTICIDE APPLICATION, UNLESS THE PRODUCT LABELING SPECIFICALLY AUTHORIZES THE USE. Contact the U.S. EPA and your state pesticide regulatory agency with any questions about the approval status of dicamba herbicide products for in-crop use with soybeans with DuPont™ Lumisena™ fungicide seed treatment became available commercially on Pioneer® brand soybeans in the United States for the 2018 crop year. See ® Roundup Ready 2 Xtend technology. your local Pioneer sales representative for details. ® ALWAYS READ AND FOLLOW PESTICIDE LABEL DIRECTIONS. Soybeans with Roundup Ready 2 Xtend technology contain genes that confer tolerance to glyphosate and dicamba. Glyphosate herbicides will kill crops that are not tolerant to glyphosate. Dicamba will kill crops that are not tolerant to dicamba. ® POWERCORE® SmartStax®multi-event technology developed by Dow AgroSciences and Monsanto. ®SmartStax and the SmartStax Logo are registered Roundup Ready 2 Xtend is a registered trademark of Monsanto Technology LLC used under license. trademarks of Monsanto Technology LLC. ® Always follow grain marketing, stewardship practices and pesticide label directions. Roundup Ready crops contain genes that confer tolerance to glyphosate, the ® ® ® Enlist E3™ soybeans jointly developed by Dow AgroSciences and MS Technologies active ingredient in Roundup brand agricultural herbicides. Roundup brand agricultural herbicides will kill crops that are not tolerant to glyphosate. Genuity , ® ® Roundup and Roundup Ready 2 Yield are registered trademarks of Monsanto Technology LLC used under license. Individual results may vary, and Pioneer corn products vs competitor products – On Farm. Comparisons are against all competitors, unless otherwise stated, and within +/- 3 CRM of the performance may vary from location to location and from year to year. This result may not be an indicator of results you may obtain as local growing, soil and competitive brand. Product responses are variable and subject to any number of environmental, disease and pest pressures. Individual results may vary. weather conditions may vary. Growers should evaluate data from multiple locations and years whenever possible. ® A-series data based on an average of 2016-2017 comparisons made in the U.S. through November 29, 2017. Comparisons are against all competitors, unless Qrome products are approved for cultivation in the U.S. and Canada and have also received import approval in a number of importing countries. DuPont otherwise stated, and within +/- 3 RM of the competitive brand. Product responses are variable and subject to a number of environmental, disease, and pest Pioneer continues to pursue additional import approvals for Qrome products, including in China, in accordance with Excellence Through Stewardship Product pressures. Individual results may vary. Multi-year and multi-location data are a better predictor of future performance. DO NOT USE THIS OR ANY OTHER Launch Guidance. DATA FROM A LIMITED NUMBER OF TRIALS AS A SIGNIFICANT FACTOR IN PRODUCT SELECTION. Refer to www.pioneer.com/products or contact a ® Pioneer sales representative or authorized dealer for the latest and complete listing of traits and scores for each Pioneer® brand product. Plenish high oleic soybeans have an enhanced oil profile and are produced and channeled under contract to specific grain markets. Growers should refer to the DuPont Pioneer Product Use Guide on www.pioneer.com/stewardship for more information. Supplemental unaudited pro forma information for DowDuPont is presented to illustrate the estimated effects of the Merger, assuming that the Merger had been consummated on January 1, 2017. For 2017, activity prior to August 31, 2017 (the “Merger Date”) was prepared on a pro forma basis and activity after the Components of LumiGEN™ technologies for soybeans are applied at a Corteva Agriscience™, Agriculture Division of DowDuPont production facility, or by an Merger Date was prepared on a combined U.S. GAAP basis. The unaudited pro forma information was prepared in accordance with Article 11 of Regulation S-X. independent sales representative of Corteva Agriscience™ or its affiliates. Not all sales representatives offer treatment services, and costs and other charges may Pro forma adjustments have been made (1) accounting policy alignment, (2) eliminate the impact of transactions between Dow and DuPont, and (3) eliminate the vary. See your sales representative for details. Seed applied technologies exclusive to Corteva Agriscience™ and its affiliates. effect of consummated or probable and identifiable divestitures agreed to with certain regulatory agencies as a condition of approval for the Merger. ® ® Pioneer brand products are provided subject to the terms and conditions of purchase which are part of the labeling and purchase documents. Encirca services ® TM SM ©2018 DowDuPont. All rights reserved are provided subject to the terms and conditions of purchase which are part of the purchase documents. , , Trademarks and service marks of DuPont, Dow AgroSciences or Pioneer, and their affiliated companies or their respective owners. © 2018 PHII. ® ® Herculex Insect Protection technology by Dow AgroSciences and Pioneer Hi-Bred. Herculex and the HX logo are registered trademarks of Dow AgroSciences LLC. Agriculture Division of DowDuPont 120

Corteva Agriscience ( Corteva or the Company ) Reconciliation of non-GAAP financial measures Some Corteva communications or presentations to investors contain certain financial measures that are not defined under accounting principles generally accepted in the United States of America ( GAAP ). Non-GAAP financial measures are clearly identified as such in all presentations in which they are included. Management uses these measures internally for planning and forecasting, and intends to use these metrics in evaluating the performance of the Company's segments, including allocating resources. Corteva's management believes that these non-GAAP measures best reflect the ongoing performance of the Company during the periods presented and provide more relevant and meaningful information to investors as they provide insight with respect to ongoing operating results of the Company and a more useful comparison of year-over-year results. These non-GAAP measures supplement the Company's U.S. GAAP disclosures and should not be viewed as an alternative to U.S. GAAP measures of performance. Furthermore, such non-GAAP measures may not be consistent with similar measures provided or used by other companies. For a reconciliation between the bases for these non-GAAP financial measures and the most directly comparable GAAP financial measures, please see the following tables. Refer also to Amendment 4 to the Form 10 for additional information. Corteva Unaudited Pro Forma Financial Information In order to provide the most meaningful comparison of results of operations and results by segment, supplemental unaudited pro forma financial information have been included in the following presentation. The following presentation presents the pro forma results of Corteva, after giving effect to events that are (1) directly attributable to the Merger, the divestiture of Historical DuPont’s specialty products and materials science businesses, the receipt of Dow AgroSciences, debt retirement transactions related to paying off or retiring portions of Historical DuPont’s existing debt liabilities, and the separation and distribution to DowDuPont stockholders of all the outstanding shares of Corteva common stock; (2) factually supportable and (3) with respect to the pro forma statements of income, expected to have a continuing impact on the consolidated results. Refer to the Form 10 registration statement, which can be found on the investors section of the DowDuPont website, for further details on the above transactions. The pro forma financial statements were prepared in accordance with Article 11 of Regulation S-X, and are presented for informational purposes only, and do not purport to represent what the results of operations would have been had the above actually occurred on the dates indicated, nor do they purport to project the results of operations for any future period or as of any future date. Agriculture Division of DowDuPont 121 Corteva Agriscience ( Corteva or the Company ) Reconciliation of non-GAAP financial measures Some Corteva communications or presentations to investors contain certain financial measures that are not defined under accounting principles generally accepted in the United States of America ( GAAP ). Non-GAAP financial measures are clearly identified as such in all presentations in which they are included. Management uses these measures internally for planning and forecasting, and intends to use these metrics in evaluating the performance of the Company's segments, including allocating resources. Corteva's management believes that these non-GAAP measures best reflect the ongoing performance of the Company during the periods presented and provide more relevant and meaningful information to investors as they provide insight with respect to ongoing operating results of the Company and a more useful comparison of year-over-year results. These non-GAAP measures supplement the Company's U.S. GAAP disclosures and should not be viewed as an alternative to U.S. GAAP measures of performance. Furthermore, such non-GAAP measures may not be consistent with similar measures provided or used by other companies. For a reconciliation between the bases for these non-GAAP financial measures and the most directly comparable GAAP financial measures, please see the following tables. Refer also to Amendment 4 to the Form 10 for additional information. Corteva Unaudited Pro Forma Financial Information In order to provide the most meaningful comparison of results of operations and results by segment, supplemental unaudited pro forma financial information have been included in the following presentation. The following presentation presents the pro forma results of Corteva, after giving effect to events that are (1) directly attributable to the Merger, the divestiture of Historical DuPont’s specialty products and materials science businesses, the receipt of Dow AgroSciences, debt retirement transactions related to paying off or retiring portions of Historical DuPont’s existing debt liabilities, and the separation and distribution to DowDuPont stockholders of all the outstanding shares of Corteva common stock; (2) factually supportable and (3) with respect to the pro forma statements of income, expected to have a continuing impact on the consolidated results. Refer to the Form 10 registration statement, which can be found on the investors section of the DowDuPont website, for further details on the above transactions. The pro forma financial statements were prepared in accordance with Article 11 of Regulation S-X, and are presented for informational purposes only, and do not purport to represent what the results of operations would have been had the above actually occurred on the dates indicated, nor do they purport to project the results of operations for any future period or as of any future date. Agriculture Division of DowDuPont 121

Corteva Corteva Selected Segment Information Selected Non-GAAP Calculation of Corteva Pro Forma Operating EBITDA In millions YTD 2018 YTD 2017 YTD 2016 Pro forma net sales by segment 1 Pro forma (loss) income from continuing operations, net of tax (GAAP) $ (4,962) $ 2, 569 $ 528 In millions YTD 2018 YTD 2017 YTD 2016 (Benefit from) provision for income taxes 408 (2,943) (270) Seed $ 7, 842 $ 8, 056 $ 7,835 Pro forma (loss) income from continuing operations before income taxes $ (4, 554) $ (374) $ 258 Crop Protection 6,445 6,184 6, 206 + Depreciation and Amortization 903 766 705 Total pro forma net sales $ 14, 287 $ 14, 240 $ 14,041 - Interest income (87) (109) (109) + Interest expense 76 74 101 + Exchange losses, net 127 373 207 Corteva Pro forma Operating EBITDA + / - Non-operating costs (benefits), net (211) 265 92 In millions YTD 2018 YTD 2017 YTD 2016 + Goodwill impairment charge 4,503 - - Seed $ 1, 139 $ 1,170 $ 997 + Significant items 1, 296 957 476 Crop Protection 1,055 933 919 2 Corteva Pro forma Operating EBITDA (non-GAAP) $ 2,053 $ 1,952 $ 1,730 1 Total Segment Pro forma Operating EBITDA (non-GAAP) 2,194 2,103 1,916 Corporate (141) (151) (186) 1. Pro forma income from continuing operations, net of tax, has been prepared in accordance with Article 11 of Regulation S-X and is considered the most directly comparable 1 GAAP measure to Pro Forma Operating EBITDA. Corteva Pro forma Operating EBITDA (non-GAAP) $ 2, 053 $ 1, 952 $ 1, 730 2. Corteva Pro forma Operating EBITDA is defined as pro forma earnings (i.e., pro forma income from continuing operations before income taxes) before interest, depreciation, amortization, non-operating costs, net and foreign exchange gains (losses), excluding the impact of adjusted significant items. Non-operating costs, net consists of non-operating 1. Segment Pro forma Operating EBITDA is defined as Corteva Pro forma Operating EBITDA excluding corporate expenses. Corteva Pro forma Operating EBITDA is pension and other post-employment benefit (OPEB) costs, environmental remediation and legal costs associated with legacy businesses and sites of Historical DuPont. defined as pro forma earnings (i.e., pro forma income from continuing operations before income taxes) before interest, depreciation, amortization, non-operating costs, net and foreign exchange gains (losses), excluding the impact of adjusted significant items. Non-operating costs, net consists of non-operating pension and other post- employment benefit (OPEB) costs, environmental remediation and legal costs associated with legacy businesses and sites of Historical DuPont. Corteva Pro forma significant items (Pretax) Pro forma Operating EBITDA margin In millions YTD 2018 YTD 2017 YTD 2016 Seed Bayer CropScience arbitration $ - $ 469 $ - In millions YTD 2018 YTD 2017 YTD 2016 Loss on deconsolidation of subsidiary 53 - - Seed 14.5% 14.5% 12.7% Restructuring and asset-related (benefits) charges - net 368 133 27 Crop Protection 16.4% 15.1% 14.8% Gain on sale of assets (22) - - Total Seed 399 602 27 2,3 Total pro forma operating EBITDA margin (non-GAAP) 14.4% 13.7% 12.3% Crop Protection Customer claim adjustment/recovery - - (53) 2. Pro forma Operating EBITDA margin is pro forma Operating EBITDA as a percentage of pro forma net sales. Environmental charges - - 2 3. Pro forma Operating EBITDA margin %'s for Corporate are not presented separately above as they are not meaningful; however, the results are included in the Total margin %'s above. Restructuring and asset-related (benefits) charges - net 58 (2) 69 Total Crop Protection 58 (2) 18 Corporate Integration costs 571 217 74 Restructuring and asset-related (benefits) charges - net 268 140 357 Total Corporate 839 357 431 Total pro forma significant items by segment (Pretax) $ 1,296 $ 957 $ 476 Agriculture Division of DowDuPont 122Corteva Corteva Selected Segment Information Selected Non-GAAP Calculation of Corteva Pro Forma Operating EBITDA In millions YTD 2018 YTD 2017 YTD 2016 Pro forma net sales by segment 1 Pro forma (loss) income from continuing operations, net of tax (GAAP) $ (4,962) $ 2, 569 $ 528 In millions YTD 2018 YTD 2017 YTD 2016 (Benefit from) provision for income taxes 408 (2,943) (270) Seed $ 7, 842 $ 8, 056 $ 7,835 Pro forma (loss) income from continuing operations before income taxes $ (4, 554) $ (374) $ 258 Crop Protection 6,445 6,184 6, 206 + Depreciation and Amortization 903 766 705 Total pro forma net sales $ 14, 287 $ 14, 240 $ 14,041 - Interest income (87) (109) (109) + Interest expense 76 74 101 + Exchange losses, net 127 373 207 Corteva Pro forma Operating EBITDA + / - Non-operating costs (benefits), net (211) 265 92 In millions YTD 2018 YTD 2017 YTD 2016 + Goodwill impairment charge 4,503 - - Seed $ 1, 139 $ 1,170 $ 997 + Significant items 1, 296 957 476 Crop Protection 1,055 933 919 2 Corteva Pro forma Operating EBITDA (non-GAAP) $ 2,053 $ 1,952 $ 1,730 1 Total Segment Pro forma Operating EBITDA (non-GAAP) 2,194 2,103 1,916 Corporate (141) (151) (186) 1. Pro forma income from continuing operations, net of tax, has been prepared in accordance with Article 11 of Regulation S-X and is considered the most directly comparable 1 GAAP measure to Pro Forma Operating EBITDA. Corteva Pro forma Operating EBITDA (non-GAAP) $ 2, 053 $ 1, 952 $ 1, 730 2. Corteva Pro forma Operating EBITDA is defined as pro forma earnings (i.e., pro forma income from continuing operations before income taxes) before interest, depreciation, amortization, non-operating costs, net and foreign exchange gains (losses), excluding the impact of adjusted significant items. Non-operating costs, net consists of non-operating 1. Segment Pro forma Operating EBITDA is defined as Corteva Pro forma Operating EBITDA excluding corporate expenses. Corteva Pro forma Operating EBITDA is pension and other post-employment benefit (OPEB) costs, environmental remediation and legal costs associated with legacy businesses and sites of Historical DuPont. defined as pro forma earnings (i.e., pro forma income from continuing operations before income taxes) before interest, depreciation, amortization, non-operating costs, net and foreign exchange gains (losses), excluding the impact of adjusted significant items. Non-operating costs, net consists of non-operating pension and other post- employment benefit (OPEB) costs, environmental remediation and legal costs associated with legacy businesses and sites of Historical DuPont. Corteva Pro forma significant items (Pretax) Pro forma Operating EBITDA margin In millions YTD 2018 YTD 2017 YTD 2016 Seed Bayer CropScience arbitration $ - $ 469 $ - In millions YTD 2018 YTD 2017 YTD 2016 Loss on deconsolidation of subsidiary 53 - - Seed 14.5% 14.5% 12.7% Restructuring and asset-related (benefits) charges - net 368 133 27 Crop Protection 16.4% 15.1% 14.8% Gain on sale of assets (22) - - Total Seed 399 602 27 2,3 Total pro forma operating EBITDA margin (non-GAAP) 14.4% 13.7% 12.3% Crop Protection Customer claim adjustment/recovery - - (53) 2. Pro forma Operating EBITDA margin is pro forma Operating EBITDA as a percentage of pro forma net sales. Environmental charges - - 2 3. Pro forma Operating EBITDA margin %'s for Corporate are not presented separately above as they are not meaningful; however, the results are included in the Total margin %'s above. Restructuring and asset-related (benefits) charges - net 58 (2) 69 Total Crop Protection 58 (2) 18 Corporate Integration costs 571 217 74 Restructuring and asset-related (benefits) charges - net 268 140 357 Total Corporate 839 357 431 Total pro forma significant items by segment (Pretax) $ 1,296 $ 957 $ 476 Agriculture Division of DowDuPont 122

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